Execution Version TERM LOAN CREDIT AGREEMENT Dated as of June 21, 2023, among BETTER CHOICE COMPANY INC., as the Borrower and ALPHIA INC., as Lender,

i Error! Unknown document property name. TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms .................................................................................................... 1 Section 1.02 Other Interpretive Provisions ............................................................................ 30 Section 1.03 Accounting Terms ............................................................................................. 31 Section 1.04 Rounding ........................................................................................................... 31 Section 1.05 References to Agreements and Laws ................................................................ 31 Section 1.06 Times of Day .................................................................................................... 32 Section 1.07 Timing of Payment or Performance .................................................................. 32 Section 1.08 Divisions ........................................................................................................... 32 Section 1.09 Pro Forma Calculations .................................................................................... 32 ARTICLE II THE TERM COMMITMENTS AND TERM BORROWINGS Section 2.01 The Term Loans ................................................................................................ 32 Section 2.02 Term Borrowings .............................................................................................. 33 Section 2.03 Prepayments ...................................................................................................... 33 Section 2.04 Termination or Reduction of Term Commitments ........................................... 34 Section 2.05 Repayment of Term Loans ............................................................................... 34 Section 2.06 Interest .............................................................................................................. 35 Section 2.07 Payments ........................................................................................................... 35 Section 2.08 Computation of Interest and Fees ..................................................................... 35 Section 2.09 Evidence of Indebtedness ................................................................................. 36 Section 2.10 Payments Generally .......................................................................................... 36 ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes ................................................................................................................. 36 Section 3.02 Intentionally Omitted ........................................................................................ 38 Section 3.03 Matters Applicable to All Requests for Compensation .................................... 38 Section 3.04 Survival ............................................................................................................. 39 ARTICLE IV CONDITIONS PRECEDENT TO TERM BORROWINGS Section 4.01 Conditions to Closing Date ............................................................................... 39 ARTICLE V REPRESENTATIONS AND WARRANTIES Section 5.01 Existence, Qualification and Power; Compliance with Laws ........................... 41 Section 5.02 Authorization; No Contravention ..................................................................... 42 Section 5.03 Governmental Authorization ............................................................................ 42 Section 5.04 Binding Effect ................................................................................................... 42

ii Error! Unknown document property name. Section 5.05 Financial Statements; No Material Adverse Effect .......................................... 42 Section 5.06 Litigation ........................................................................................................... 43 Section 5.07 No Event of Default .......................................................................................... 43 Section 5.08 Ownership of Property; Intellectual Property ................................................... 43 Section 5.09 Environmental Compliance .............................................................................. 43 Section 5.10 Taxes ................................................................................................................. 44 Section 5.11 Employee Benefits Plans; Labor Matters ......................................................... 44 Section 5.12 Subsidiaries; Equity Interests ............................................................................ 46 Section 5.13 Margin Regulations; Investment Company Act ............................................... 46 Section 5.14 Disclosure ......................................................................................................... 46 Section 5.15 Compliance with Laws ..................................................................................... 47 Section 5.16 Brokerage Fees ................................................................................................. 47 Section 5.17 Solvency ............................................................................................................ 47 Section 5.18 Status of the Term Facilities as Senior Indebtedness ....................................... 47 Section 5.19 Perfection, Etc ................................................................................................... 47 Section 5.20 Anti-Money Laundering Laws. ......................................................................... 48 Section 5.21 Anti-Corruption Laws ....................................................................................... 48 Section 5.22 Sanctioned Persons ........................................................................................... 48 Section 5.23 Budgets ............................................................................................................. 49 Section 5.24 Use of Proceeds ................................................................................................ 49 ARTICLE VI AFFIRMATIVE COVENANTS Section 6.01 Financial Statements ......................................................................................... 49 Section 6.02 Certificates; Other Information ......................................................................... 51 Section 6.03 Notices .............................................................................................................. 52 Section 6.04 Payment of Taxes .............................................................................................. 53 Section 6.05 Preservation of Existence .................................................................................. 53 Section 6.06 Maintenance of Properties ................................................................................ 53 Section 6.07 Maintenance of Insurance ................................................................................. 53 Section 6.08 Compliance with Law; Sanctions, Anti-Corruption Laws, Anti-Money Laundering Laws ...................................................................................................................... 54 Section 6.09 Books and Records ........................................................................................... 54 Section 6.10 Inspection Rights .............................................................................................. 54 Section 6.11 Use of Proceeds ................................................................................................ 54 Section 6.12 Covenant to Guarantee Obligations and Give Security .................................... 55 Section 6.13 Compliance with Environmental Laws ............................................................. 57 Section 6.14 Further Assurances ........................................................................................... 57 Section 6.15 Certain Post-Closing Obligations ..................................................................... 57 ARTICLE VII NEGATIVE COVENANTS Section 7.01 Liens .................................................................................................................. 58 Section 7.02 Investments ....................................................................................................... 61 Section 7.03 Indebtedness ...................................................................................................... 62

iii Error! Unknown document property name. Section 7.04 Fundamental Changes ....................................................................................... 64 Section 7.05 Dispositions ...................................................................................................... 65 Section 7.06 Restricted Payments .......................................................................................... 67 Section 7.07 Change in Nature of Business; Conduct of Business ....................................... 68 Section 7.08 Transactions with Affiliates .............................................................................. 68 Section 7.09 Burdensome Agreements .................................................................................. 69 Section 7.10 Financial Covenant ........................................................................................... 69 Section 7.11 Accounting Changes ......................................................................................... 70 Section 7.12 Prepayments, Etc. of Indebtedness; Amendments ............................................ 70 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default .............................................................................................. 70 Section 8.02 Remedies Upon Event of Default ..................................................................... 73 Section 8.03 Application of Funds ........................................................................................ 74 ARTICLE IX INTENTIONALLY OMITTED ARTICLE X MISCELLANEOUS Section 10.01 Amendments, Etc .............................................................................................. 75 Section 10.02 Notices; Electronic Communications ............................................................... 77 Section 10.03 No Waiver; Cumulative Remedies; Enforcement ............................................ 79 Section 10.04 Expenses ........................................................................................................... 79 Section 10.05 Indemnification by the Borrower ...................................................................... 80 Section 10.06 Payments Set Aside .......................................................................................... 82 Section 10.07 Successors and Assigns .................................................................................... 82 Section 10.08 Setoff ................................................................................................................. 82 Section 10.09 Interest Rate Limitation .................................................................................... 83 Section 10.10 Counterparts ...................................................................................................... 83 Section 10.11 Integration; Effectiveness ................................................................................. 83 Section 10.12 Survival of Representations and Warranties ..................................................... 83 Section 10.13 Severability ....................................................................................................... 84 Section 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW ........................... 84 Section 10.15 WAIVER OF RIGHT TO TRIAL BY JURY .................................................. 85 Section 10.16 Binding Effect ................................................................................................... 85 Section 10.17 No Advisory or Fiduciary Responsibility ......................................................... 85 Section 10.18 Electronic Execution of Assignments and Certain Other Documents .............. 86 Section 10.19 PATRIOT Act ................................................................................................... 86 Section 10.20 Judgment Currency ........................................................................................... 86 Section 10.21 Intercreditor Agreement .................................................................................... 87 Section 10.22 Tax Treatment ................................................................................................... 88

iv Error! Unknown document property name. SCHEDULES 1 Guarantors 1.01(b) Excluded Subsidiary Contractual Obligation 1.01(c) Consolidated EBITDA Add-Backs 5.06 Litigation 5.08 Intellectual Property Matters 5.09 Environmental Matters 5.12 Subsidiaries 6.15 Post-Closing Obligations 7.01 Existing Liens 7.02 Existing Investments 7.03 Existing Indebtedness 7.08 Transactions with Affiliates 7.09 Burdensome Agreements 10.02 Lender’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Term Loan Notice B Prepayment Notice C Term Note D Compliance Certificate E Guaranty F Security Agreement G Solvency Certificate H Intercompany Subordination Agreement I ABL Intercreditor Agreement

Error! Unknown document property name. This TERM LOAN CREDIT AGREEMENT (this “Agreement”) is entered into as of June 21, 2023, between BETTER CHOICE COMPANY INC., a Delaware corporation (the “Borrower”) and ALPHIA INC. (the “Lender”). PRELIMINARY STATEMENTS WHEREAS, Halo, Purely for Pets, Inc., a Delaware corporation and wholly owned subsidiary of Borrower (“Halo”) is party to that Loan and Security Agreement, dated as of January 6, 2021, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 13, 2021, that certain Second Amendment to Loan and Security Agreement dated as of March 25, 2022 and that certain Third Amendment to Loan and Security Agreement dated as of October 24, 2022 (the “Existing Credit Agreement”), with Old Plank Trail Community Bank, N.A. (“Wintrust”), pursuant to which Wintrust has made available to Halo a revolving credit facility in an aggregate principal amount of up to $13,500,000; WHEREAS, the Borrower has requested that, upon the satisfaction in full of the applicable conditions precedent set forth in Article IV below, the Lender makes term loans to the Borrower in an aggregate principal amount of $5,000,000 on the Closing Date on the terms and subject to the conditions set forth in this Agreement, the proceeds of which shall be used (a) to consummate the Transactions, (b) to fund the Transaction Costs and (c) for general corporate and working capital purposes; WHEREAS, Halo has entered into the ABL Credit Agreement and the ABL Loan Documents (each as defined below) pursuant to which Halo shall concurrently enter into a revolving credit facility (which may be styled as an account purchase agreement) with commitments in an aggregate amount equal to $4,750,000 on the Closing Date, subject to the terms and conditions set forth in the ABL Credit Agreement and the ABL Loan Documents, the proceeds of which shall be used for general corporate and working capital purposes; WHEREAS, each Loan Party desires to secure all of the Obligations under the Loan Documents by granting to the Lender, for the benefit of the Secured Parties, a first-priority security interest in and Lien upon substantially all of the property of such Loan Party, subject to the ABL Intercreditor Agreement and the limitations described herein and in the Collateral Documents; and WHEREAS, the Lender is willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto covenant and agree as follows: ARTICLE I Definitions and Accounting Terms Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

2 Error! Unknown document property name. “ABL Administrative Agent” means Wintrust Receivables Finance, a division of Wintrust Bank, N.A., in its capacity as party to the ABL Credit Agreement, and any applicable successors or assigns in such capacity. “ABL Collateral Document” has the meaning specified in the ABL Intercreditor Agreement. “ABL Credit Agreement” means the Account Purchase Agreement, dated as of the date hereof, by and among Halo and the ABL Administrative Agent, as the same may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time in accordance with the ABL Intercreditor Agreement. “ABL Facility” means any facility or arrangement for making “Advances” under and as defined in the ABL Credit Agreement. “ABL Intercreditor Agreement” means the intercreditor agreement, dated as of the date hereof, among the Lender and the ABL Administrative Agent, substantially in the form of Exhibit I hereto, as the same may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time in accordance with its terms. “ABL Loan Documents” means the ABL Credit Agreement and all security and other collateral or other documents related thereto or entered into in connection therewith that are deemed to be “Related Documents” under and as defined in the ABL Credit Agreement. “ABL Obligations” means the “Obligations”, under and as defined in the ABL Credit Agreement. “ABL Revolving Loans” means the “Advances”, under and as defined in the ABL Credit Agreement. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Aggregate Term Commitments” means all of the Term Commitments. “Agreement” means this Term Loan Credit Agreement, including all amendments, restatements, amendments and restatements, modifications and supplements and any exhibits or schedules to any of the foregoing. “Alphia Priority Collateral” has the meaning assigned thereto in the ABL Intercreditor Agreement. “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act of 2010, the Corruption of Foreign Public Officials Act of Canada

3 Error! Unknown document property name. and any other similar laws or regulations concerning or relating to bribery or corruption applicable to the Loan Parties and their Subsidiaries. “Anti-Money Laundering Laws” means the Bank Secrecy Act, as amended by the Patriot Act, and any other similar laws or regulations concerning or relating to terrorism financing or money laundering applicable to the Loan Parties and their Subsidiaries. “Applicable Premium Event” means (a) any voluntary prepayment pursuant to Section 2.03 (or otherwise) by the Borrower or any other Loan Party of all, or any part, of the principal balance of any Term Loans whether before or after (i) the occurrence of a Default or (ii) the commencement of any proceeding under any Debtor Relief Law, and notwithstanding any acceleration (for any reason) of the Term Loans; (b) the acceleration of any or all of the Term Loans for any reason, including, but not limited to, acceleration in accordance with Article VIII hereof, including as a result of the commencement of a proceeding under any Debtor Relief Law; (c) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Term Loans in any proceeding under any Debtor Relief Law, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any proceeding under any Debtor Relief Law to the Lender (whether directly or indirectly, including through the Lender or any other distribution agent), in full or partial satisfaction of the Term Loans; (d) the termination of this Agreement for any reason (other than as a result of the payment in full in cash of the Obligations (other than contingent indemnity or reimbursement obligations for which no claim has been asserted) on the Maturity Date); and (e) any mandatory prepayments pursuant to Section 2.03(b)(ii) by the Borrower or any other Loan Party of all, or any part, of the principal balance of any Term Loans. Solely for purposes of the definition of the term “Applicable Premium Amount”, if an Applicable Premium Event occurs under clause (c) or (d) above, the entire outstanding principal amount of the Term Loans shall be deemed to be subject to the Applicable Premium Event on the date on which such Applicable Premium Event occurs. “Applicable Premium Amount” means with respect to any Term Loans subject to an Applicable Premium Event, an amount equal to: (i) if the Applicable Premium Event occurs on or after the Closing Date to (but excluding) the date of the first anniversary of the Closing Date, 10% of the principal amount prepaid, (ii) if the Applicable Premium Event occurs on or after the first anniversary of the Closing Date to (but excluding) the date of the second anniversary of the Closing Date, 5% of the principal amount prepaid and (iii) if the Applicable Premium Event occurs on or after the date of the second anniversary of the Closing Date, 0%.

4 Error! Unknown document property name. “Applicable Rate” means a percentage per annum equal to 10.0% per annum; provided, that from and after the occurrence of, and during the continuation of, a Warrant Failure Event, the Applicable Rate shall increase by 1.00% per annum on the 90th consecutive day that the Warrant Failure Event is continuing, and shall further increase by 1.00% per annum for each 30 consecutive days thereafter that the Warrant Failure Event is continuing (e.g., for the avoidance of doubt, on the 120th consecutive day that the Warrant Failure Event is continuing, the Applicable Rate shall increase to 12.00% per annum); provided, further that the Applicable Rate shall not exceed 15.00% per annum at any time. “Approved Domestic Bank” has the meaning specified in clause (b) of the definition of “Cash Equivalents”. “Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Budget” means the Initial Budget and the Updated Budgets, as applicable. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York. “Capital Expenditures” means, for any period with respect to any Person and its Subsidiaries on a consolidated basis, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by such Person and its Subsidiaries on a consolidated basis during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of such Person and/or its Subsidiaries. “Capitalized Lease Obligations” means, as applied to any Person, all obligations of such Person under leases of property that have been or should be, in accordance with GAAP, recorded as capitalized leases of such Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP; provided that any change in GAAP after the Closing Date will not cause any obligation that was not or would not have been a Capitalized Lease Obligation prior to such change to be deemed a Capitalized Lease Obligation following such change. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries: (a) (i) Dollars, (ii) readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof, in each case having maturities of not more than twelve (12) months from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof, (iii) securities issued or directly and fully guaranteed or insured by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof,

5 Error! Unknown document property name. and rated at least A by S&P or P-1 by Moody’s, in each case having maturities of not more than twelve (12) months from the date of acquisition thereof; (b) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is the Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated at least P-2 (or the then equivalent grade) by Moody’s or at least A-2 (or the then equivalent grade) by S&P and (iii) has combined capital and surplus of at least $250,000,000 (any such bank being an “Approved Domestic Bank”), in each case with maturities of not more than three hundred sixty-five (365) days from the date of acquisition thereof; (c) commercial paper and variable or fixed rate notes issued by an Approved Domestic Bank (or by the parent company thereof) or any variable rate note issued by, or guaranteed by, a domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P- 2 (or the equivalent thereof) or better by Moody’s, in each case with maturities of not more than three hundred sixty-five (365) from the date of acquisition thereof; (d) marketable short-term money market and similar funds (including such funds investing a portion of their assets in municipal securities) having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower); (e) repurchase agreements entered into by any Person with a bank or trust company or recognized securities dealer having capital and surplus in excess of $250,000,000 for direct obligations issued by or fully guaranteed or insured by the United States government or any agency or instrumentality of the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a Fair Market Value of at least 100% of the amount of the repurchase obligations; (f) Investments, classified in accordance with GAAP as Current Assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions having capital of at least $250,000,000, and the portfolios of which are limited such that at least 95% of such investments are of the character, quality and maturity described in clauses (a) through (e) of this definition; (g) investment funds investing at least 95% of their assets in securities of the types (including as to credit quality and maturity) described in clauses (a) through (f) above; and (h) solely with respect to any Subsidiary that is a Foreign Subsidiary, (x) such local currencies in those countries in which such Foreign Subsidiary transacts business from time to time in the ordinary course of business and (y) investments of comparable tenor and credit

6 Error! Unknown document property name. quality to those described in the foregoing clauses (a) through (g) customarily utilized in countries in which such Foreign Subsidiary operates for short term cash management purposes. “Casualty Event” means any event that gives rise to the receipt by the Borrower or any Subsidiary of any casualty insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace, restore or repair, or compensate for the loss of, such equipment, fixed assets or real property. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980. “CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the U.S. Environmental Protection Agency. “Change of Control” means that any person or group (within the meaning of Sections 13(d)(2) and 14(d)(2) of the Exchange Act) (other than Permitted Holders) is or becomes the beneficial owner, directly or indirectly, of (a) 35% or more of the aggregate voting power represented by the Voting Stock of the Borrower, or (b) more of the aggregate voting power represented by the Voting Stock than the Permitted Holders. “Closing Date” means the date on or following the date of execution of this Agreement on which all of the conditions precedent in Section 4.01 are satisfied or waived in writing, in each case, in accordance with such Section 4.01 and the Term Loans have been advanced. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms of the Collateral Documents to be subject to Liens in favor of the Lender for the benefit of the Secured Parties. “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Mortgages, security agreements, pledge agreements or other similar agreements delivered to the Lender pursuant to this Agreement, and each of the other agreements, instruments or documents that creates or purports to create or perfects or purports to perfect a Lien in favor of the Lender for the benefit of the Secured Parties securing all or a portion of the Obligations. “Committed Term Loan Notice” means a notice of a Term Borrowing which shall be substantially in the form of Exhibit A. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.) as amended from time to time, and any successor statute.

7 Error! Unknown document property name. “Compliance Certificate” means a certificate substantially in the form of Exhibit D or such other form as may be agreed between the Borrower and the Lender. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted Free Cash Flow” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, an amount equal to the result of: (a) Consolidated EBITDA for such period; minus (b) the amount of the increase, if any, in Consolidated Working Capital of such Person and its Subsidiaries on a consolidated basis over such period; plus (c) the amount of the decrease, if any, in Consolidated Working Capital of such Person and its Subsidiaries on a consolidated basis over such period; minus (d) the amount of Capital Expenditures of such Person and its Subsidiaries on a consolidated basis for such period. “Consolidated Current Assets” means, with respect to any Person and its Subsidiaries on a consolidated basis, all assets that, in accordance with GAAP, would be classified as current assets on the balance sheet of a company conducting a business the same as or similar to that of such Person, after deducting appropriate and adequate reserves therefrom in each case in which a reserve is proper in accordance with GAAP, but excluding (i) cash, (ii) Cash Equivalents, (iii) Swap Contracts to the extent that the mark-to-market Swap Termination Value would be reflected as an asset on the consolidated balance sheet of such Person, (iv) deferred financing fees and (v) payment for deferred taxes (so long as the items described in clauses (iv) and (v) are noncash items). “Consolidated Current Liabilities” means, with respect to any Person and its Subsidiaries on a consolidated basis, all liabilities in accordance with GAAP that would be classified as current liabilities on the consolidated balance sheet of such Person, but excluding (a) the current portion of Indebtedness (including the Swap Termination Value of any Swap Contracts) to the extent reflected as a liability on the consolidated balance sheet of such Person, (b) the current portion of interest, (c) accruals for current or deferred taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, (e) deferred revenue, (f) escrow account balances and (g) any ABL Obligations. “Consolidated EBITDA” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, an amount equal to the sum of: (a) Consolidated Net Income for such period; plus

8 Error! Unknown document property name. (b) to the extent deducted in determining Consolidated Net Income for such period, the sum, without duplication of: (i) Consolidated Interest Expense, (ii) any provision for Taxes based on income, profits or capital for such period, including state, foreign and franchise and similar Taxes and any tax distributions made during such period, (iii) depreciation expense, amortization expense (including without limitation amortization of financing leases), any impairment charges, any non-cash charges associated with goodwill and other intangible assets, any write off or write down of any assets, and any write off or write down of debt discount, debt issuance, warrant and other equity issuance discounts, redemption premium and other fees associated with any indebtedness (including agency fees (or similar fees) and commitment fees), (iv) non-cash share-based compensation to equity owners, (v) non-cash losses, charges, reserves and expenses reducing Consolidated Net Income for such period, and (vi) proceeds of business interruption insurance policies, if any, received in cash during such period in an amount representing the earnings for the applicable period that such proceeds are intended to replace, minus (c) to the extent included in arriving at such Consolidated Net Income, the sum, without duplication, of: (i) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period), (ii) net extraordinary, non-recurring or unusual gains, (iii) any net gain from closed, disposed, abandoned or discontinued operations or product lines, and (iv) cash payments during such period on account of accruals on or reserves added to Consolidated EBITDA pursuant to clause (b)(v) above; provided, that, for purposes of determining Consolidated EBITDA in respect of any period, to the extent that during or after such period the Borrower or any Guarantor or Subsidiary shall have consummated any Investment permitted pursuant to Section 7.02 or any Disposition of any Person, business, property or assets permitted pursuant to Section 7.05, or any material incurrence or issuance of Indebtedness permitted pursuant to Section 7.03, Consolidated EBITDA shall be calculated on a pro forma basis with respect to such Person, business, property or assets so acquired

9 Error! Unknown document property name. or disposed of, or such Indebtedness so incurred or issued, including applicable adjustments as described above (and subject to the limitations set forth above). Notwithstanding the foregoing, Consolidated EBITDA shall be deemed to be $(1,959,642) for the fiscal quarter ending on or about March 31, 2023. “Consolidated Interest Expense” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, total interest expense determined in accordance with GAAP (including, to the extent deducted and not added back in computing Consolidated Net Income, (A) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (B) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (C) noncash interest payments, (D) the interest component of Capitalized Lease Obligations, (E) net payments, if any, made (less net payments, if any, received) pursuant to interest rate Swap Contracts with respect to Indebtedness, (F) amortization or write off of deferred financing fees, debt issuance costs, commissions, fees and expenses, including commitment, letter of credit and administrative fees and charges with respect to the Term Facilities and with respect to other Indebtedness permitted to be incurred hereunder and (G) any expensing of bridge, commitment and other financing fees, but excluding total interest expense associated with Synthetic Lease Obligations) and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed). “Consolidated Net Income” means, as of any date for the applicable period ending on such date with respect to the Borrower and its Subsidiaries on a consolidated basis, net income (or loss) as determined in accordance with GAAP; provided, however, that the following shall be excluded (without duplication): (a) any amounts attributable to Investments in any Joint Venture to the extent that such amounts have not been distributed in cash to such Person and its Subsidiaries during such applicable period; (b) (i) any net unrealized gains and losses resulting from fair value accounting required by FASB ASC 815 and (ii) any net unrealized gains and losses relating to mark-to-market of amounts denominated in foreign currencies resulting from the application of FASB ASC 830, in each case, to the extent included in Consolidated Net Income, (c) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary (except to the extent required for any calculation of Consolidated EBITDA on a Pro Forma Basis), (d) to the extent not already excluded or deducted as minority interest expense in accordance with GAAP, payments made in respect of minority interests of third parties in any non-wholly owned Subsidiary or Joint Venture in such period, including pursuant to dividends declared or paid on Equity Interests held by third parties in respect of such non-wholly owned Subsidiary or Joint Venture, (e) (i) any net loss attributable to the write-down or write-off of any asset or (ii) any increase in amortization or depreciation or any non- cash charge or loss resulting from any amortization, write-up, write-down or write-off of assets upon the application of recapitalization accounting or purchase accounting (including tangible and intangible assets, goodwill, deferred financing costs and inventory (including any adjustment reflected in the “cost of goods sold” or similar line item of the financial

10 Error! Unknown document property name. statements)) in connection with the Transactions or any acquisition, merger, consolidation or similar transaction not prohibited hereunder, (f) any net after-tax income or loss from discontinued operations (which shall not, unless the Borrower otherwise elects, include assets then held for sale) and any net after-tax gain or loss on disposal of such discontinued operations, (g) any net after-tax income or loss (less all fees and expenses or charged relating thereto) attributable to the early extinguishment of Indebtedness, (h) the cumulative effect of a change in accounting principles during such period, (i) any non-cash impairment charges resulting from the application of FASB ASC 350 and FASB ASC 360 and the amortization of intangibles arising pursuant to FASB ASC 805, and (j) the effect of mark-to-market accounting for derivatives contracts under FASB ASC 820. “Consolidated Working Capital” means, with respect to any Person and its Subsidiaries on a consolidated basis, the result of (a) Consolidated Current Assets of such Person and its Subsidiaries on a consolidated basis less (b) Consolidated Current Liabilities of such Person and its Subsidiaries on a consolidated basis. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other contractual undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, and “Controlling” and “Controlled” have meanings correlative thereto. “Current Assets” means, with respect to any Person, all assets of such Person that, in accordance with GAAP, would be classified as current assets on the balance sheet of a company conducting a business the same as or similar to that of such Person, after deducting appropriate and adequate reserves therefrom in each case in which a reserve is proper in accordance with GAAP, but excluding (i) cash, (ii) Cash Equivalents, (iii) Swap Contracts to the extent that the mark-to-market Swap Termination Value would be reflected as an asset on the consolidated balance sheet of such Person, (iv) deferred financing fees and (v) payment for deferred taxes (so long as the items described in clauses (iv) and (v) are noncash items). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

11 Error! Unknown document property name. “Default Rate” means an interest rate equal to (after, as well as before, judgment) the applicable interest rate plus 2.00% per annum, to the fullest extent permitted by applicable Laws. “Designated Cash Amount” means, as of any date of determination, the amount of Unrestricted Cash and Cash Equivalents of the Borrower and its Subsidiaries on such date, provided that any amount maintained in accounts that are not in the United States or that are not subject to a Lien securing the Obligations on a first-priority basis (subject solely to the Lien securing the ABL Obligations) shall not be included in the Designated Cash Amount. “Designated Pledged Debt” has the meaning specified in the Security Agreement. “Designated Pledged Interests” has the meaning specified in the Security Agreement. “Disposition” or “Dispose” means the sale, transfer, license, sublicense, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Term Loans and all other Obligations that are accrued and payable), (b) is redeemable at the option of the holder thereof (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Term Loans and all other Obligations that are accrued and payable), in whole or in part, (c) provides for the scheduled payments of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Term Loan Maturity Date in effect at the time of issuance of such Equity Interests; provided that if such Equity Interests are issued pursuant to a plan for the benefit of officers, directors or employees of the Borrower or any Subsidiary or by any such plan to any such Person, then such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or a Subsidiary or any other Person in order to satisfy applicable statutory or regulatory obligations or as a result of such Person’s termination, death or disability. “Dollar” and “$” mean lawful money of the United States.

12 Error! Unknown document property name. “Domestic Subsidiary” means any Subsidiary of the Borrower that is not a Foreign Subsidiary. “Environmental Laws” means any and all federal, state, local and foreign statutes, laws, including applicable common law, regulations, ordinances, rules, judgments, orders, decrees or governmental restrictions relating to pollution, the protection of the environment, the release of Hazardous Materials into the environment and human exposure to Hazardous Materials, including those related to the treatment, transport, storage and disposal of Hazardous Materials, air emissions and discharges to public wastewater treatment systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, monitoring or oversight by a Governmental Authority, fines, or penalties), of the Borrower, any other Loan Party or their respective Subsidiaries directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) human exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other binding consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Contribution” has the meaning given to such term in the definition of “Transactions”. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “Equity Issuance” means any issuance for cash by any Person to any other Person of (a) its Equity Interests, (b) any of its Equity Interests pursuant to the exercise of options or warrants, (c) any of its Equity Interests pursuant to the conversion of any debt securities to equity or (d) any options or warrants relating to its Equity Interests; provided that any instrument evidencing Indebtedness convertible into or exchangeable for any of the foregoing shall not be deemed Equity Interests unless and until any such instruments are so converted or exchanged. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time. “ERISA Affiliate” means any Person who together with any Loan Party is treated as a single employer within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

13 Error! Unknown document property name. “ERISA Event” means (a) a Reportable Event with respect to a Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA); (d) the filing of a notice of intent to terminate or the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, respectively, (e) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; (g) the determination that any Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (h) the determination that any Multiemployer Plan is considered a plan in endangered or critical status within the meaning of Sections 431 and 432 of the Code or Sections 304 and 305 of ERISA; (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; (j) the conditions for the imposition of a lien under Section 430(k) of the Code or Section 303(k) of ERISA shall have been met with respect to any Plan; or (k) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Borrower or any Subsidiary, other than in the usual course. “Event of Default” has the meaning specified in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Assets” has the meaning specified in the Security Agreement. “Excluded Subsidiary” means any Subsidiary that is (a) a Subsidiary that is expressly prohibited by applicable Law from guaranteeing the Term Facilities, or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee (which, consent, approval, license or authorization cannot be obtained after the Borrower’s use of commercially reasonable efforts) unless, such consent, approval, license or authorization has been received or the requirement for such consent was established in order to avoid becoming a Guarantor, (b) in each case for this clause (b) only to the extent that such Subsidiary has no operations, conducts no business activities and has no more than de minimis assets, (i) Bona Vida, Inc. or (ii) Wamore Corporation S.A., or (c) any Subsidiary to the extent the cost of providing such guarantee is excessive in relation to the value afforded thereby as reasonably determined by the Lender; provided that it is understood and agreed that, notwithstanding the above, if a Subsidiary executes the Guaranty as a “Guarantor” then it shall not constitute an “Excluded Subsidiary” (unless released from its obligations under the Guaranty as “Guarantor” in accordance with the terms hereof and thereof); provided, further, that no Subsidiary of the Borrower shall be an Excluded Subsidiary if such Subsidiary guarantees or is a primary obligor of obligations in respect of the ABL Facility or any other Indebtedness of a Loan Party, in each case, with an aggregate outstanding principal amount in excess of $50,000.

14 Error! Unknown document property name. “Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender, or required to be withheld or deducted from a payment to the Lender, as applicable, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of or having its principal office or, in the case of the Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of the Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of the Lender with respect to an applicable interest in a Term Loan or Term Commitment pursuant to a law in effect on the date on which (i) the Lender acquires such interest in the Term Loan or Term Commitment or (ii) the Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to the Lender’s assignor immediately before the Lender became a party hereto or to the Lender immediately before it changed its lending office and (c) any withholding Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning specified in the preliminary statements to this Agreement. “Fair Market Value” means, with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Borrower in good faith (which shall be conclusive if reasonably determined in good faith). “FATCA” means Sections 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury Regulations promulgated thereunder or official interpretation thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement. “First Tranche Warrant” means that certain Warrant, dated as of the date hereof, by and between the Borrower and the Lender, providing for, among other things, Lender’s right to purchase 6,545,338.45 shares of common stock, par value $0.001 per share, of the Borrower. “Foreign Pension Plan” means a registered pension plan which is subject to applicable pension legislation other than ERISA or the Code, which a Loan Party or Subsidiary sponsors or maintains, or to which it makes or is obligated to make contributions. “Foreign Plan” means each Foreign Pension Plan, “employee benefit plan” (within the meaning of Section 3(3) of ERISA), deferred compensation or other retirement or superannuation plan, fund, program, agreement, commitment or arrangement whether oral or written, funded or unfunded, sponsored, established, maintained or contributed to, or required to

15 Error! Unknown document property name. be contributed to, or with respect to which any liability is borne, outside the United States of America, by any Loan Party or Subsidiary, other than any such plan, fund, program, agreement or arrangement sponsored by a Governmental Authority. “Foreign Subsidiary” means (i) any direct or indirect Subsidiary of the Borrower that is organized under the laws of a jurisdiction other than one of the fifty states of the United States or the District of Columbia or (ii) any Subsidiary of a Person described in clause (i) or (ii). “FRB” means the Board of Governors of the Federal Reserve System of the United States. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, as in effect from time to time. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank, supra national authority or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any such obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary or reasonable indemnity obligations in effect on the Closing Date, or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable

16 Error! Unknown document property name. amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means, on a joint and several basis, the Borrower’s direct and indirect Subsidiaries listed on Schedule 1 (such Subsidiaries of the Borrower not to include any Excluded Subsidiary), and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12. “Guaranty” means the Guaranty made by the Guarantors in favor of the Lender on behalf of the Secured Parties, substantially in the form of Exhibit E, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12. “Hazardous Materials” means all hazardous or toxic substances, materials or wastes, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and radioactive substances, infectious or medical wastes and all other substances or wastes of any nature regulated as “hazardous” or “toxic,” pursuant to any Environmental Law. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which have been reimbursed) of (i) all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and (ii) surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property (other than (w) trade accounts payable in the ordinary course of business and not more than 365 days overdue, (x) any earn-out obligation until such obligation is not paid after becoming due and payable, (y) expenses accrued in the ordinary course of business and (z) obligations resulting from take-or pay contracts entered into in the ordinary course of business); (e) Indebtedness (excluding prepaid interest thereon) of another Person secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse;

17 Error! Unknown document property name. (f) all Capitalized Lease Obligations; (g) all obligations of such Person with respect to redemption, repayment or other repurchase (excluding accrued dividends to the extent not increasing liquidation preference) in respect of Disqualified Equity Interests; and (h) all Guarantees of such Person in respect of any of the foregoing; provided that Indebtedness shall not include (i) prepaid or deferred revenue arising in the ordinary course of business and (ii) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company or the foreign equivalent thereof) in which such Person is a general partner or a joint venturer, except to the extent the holders of such Indebtedness do not have recourse to such Person. The amount of any net obligation owed by such Person under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.05. “Initial Budget” means a budget that reflects on a line item basis the projected consolidated receipts and expenditures of the Loan Parties and their Subsidiaries, (1) on a weekly basis, from the Closing Date through the end of the 13-week period following the Closing Date, and (2) on a monthly basis through the end of fiscal year 2023. “Intellectual Property Security Agreement” means, collectively, the intellectual property security agreement, substantially in the form of Exhibit B to the Security Agreement, together with each intellectual property security agreement supplement executed and delivered pursuant to Section 6.12. “Intercompany Subordination Agreement” means an intercompany subordination agreement, in substantially the form of Exhibit H hereto, or otherwise in form and substance reasonably satisfactory to the Lender. “Interest Payment Date” means, the last Business Day of each March, June, September and December and the Maturity Date of the Term Facility under which such Term Loan was made.

18 Error! Unknown document property name. “Investment” means, as to any Person, any direct or indirect investment by such Person, by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs debt of the type referred to in clause (h) of the definition of “Indebtedness” in respect of such Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such other Person; provided, however, that Swap Contracts entered into and investments made by the Borrower or any of its Subsidiaries at the direction of an employee thereof under any deferred compensation plan or a “rabbi trust” formed in connection with such plans shall not constitute “Investments” for purposes of this Agreement. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment. “IP Rights” has the meaning specified in Section 5.08(b). “IP Security Agreement Supplement” has the meaning specified in the Security Agreement. “IRS” means the United States Internal Revenue Service. “Joint Venture” means (a) any Person which would constitute an “equity method investee” of the Borrower or any of its Subsidiaries and (b) any Person in whom the Borrower or any of its Subsidiaries beneficially owns any Equity Interest that is not a Subsidiary. “Judgment Currency” has the meaning specified in Section 10.20(a). “Judgment Currency Conversion Date” has the meaning specified in Section 10.20(a). “Junior Financing” means any Indebtedness that is (a) expressly subordinated in right of payment to the Obligations (other than intercompany Indebtedness), (b) secured on a junior priority basis relative to the Term Facilities by some or all of the Collateral or (c) unsecured and has a principal amount outstanding in excess of $50,000 (other than intercompany Indebtedness); provided, in any event, that ABL Obligations shall not constitute Junior Financing. “Junior Financing Documentation” means any documentation governing any Junior Financing. “Latest Term Loan Maturity Date” means, at any date of determination, the latest maturity date applicable to the Term Loans hereunder at such time, as extended in accordance with this Agreement from time to time.

19 Error! Unknown document property name. “Laws” means, collectively, all applicable international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “Lender” has the meaning specified in the introductory paragraph to this Agreement. “Lending Office” means the office or offices of the Lender as set forth herein, or such other office or offices as the Lender may from time to time notify the Borrower. “Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any leases evidencing Capitalized Lease Obligations having substantially the same economic effect as any of the foregoing). “Liquidity Amount” shall mean, on any date of determination, the sum of (i) Unrestricted Cash and Cash Equivalents included on the consolidated balance sheet of the Borrower and its Subsidiaries as of the close of business on such day constituting the Designated Cash Amount, plus (ii) the maximum amount available (after giving effect to the borrowing base, including all reserves, and any other applicable constraints) on such day for borrowing ABL Revolving Loans under the ABL Facility. “Loan Documents” means, collectively, (i) this Agreement, (ii) the Term Notes, (iii) the Guaranty, (iv) the Collateral Documents and (v) any ABL Intercreditor Agreement. “Loan Parties” means, collectively, the Borrower and each Guarantor. “Manufacturing Agreement” means the Manufacturing Agreement, dated April 12, 2023, by and between Alphia and Halo. “Marketing Spend Ratio” means, with respect to any Test Period, the ratio, expressed as a percentage, of (a) the sum of (i) total sales-team initiated trade, promotion and discretionary customer spending and (ii) general marketing and advertising expenses, in each case by or of the Loan Parties on a consolidated basis during such Test Period to (b) total revenues of the Loan Parties on a consolidated basis during such Test Period. “Material Adverse Effect” means (a) a material adverse effect on (i) the business, assets, liabilities (actual or contingent), financial condition or results of operations of the Borrower and the Subsidiaries, taken as a whole, or (ii) the Transactions, (b) a material adverse effect on the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under the Loan Documents, (c) a material adverse effect on the legality, validity or enforceability of the

20 Error! Unknown document property name. Loan Documents or (d) a material adverse effect on the rights and remedies of the Lender under the Loan Documents. “Maturity Date” means the earliest of (i) June 21, 2026 and (ii) the date that the Term Loans are declared due and payable pursuant to Section 8.02; provided, in each case, that if such day is not a Business Day, then the applicable Maturity Date shall be the Business Day immediately preceding such day. “Maximum ABL Principal Amount” means the greater of (i) the borrowing base, calculated in accordance with the advance rates, reserves and other formula elements set forth in the ABL Credit Agreement as in effect on the date hereof, with respect to the eligible inventory of the Borrower and Halo, as determined pursuant to the eligibility criteria set forth in the ABL Credit Agreement as in effect on the date hereof, or (ii) $5,000,000. “Maximum Rate” has the meaning specified in Section 10.09. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” means, collectively, the deeds of trust, trust deeds and mortgages made by the Loan Parties in favor or for the benefit of the Lender in form and substance reasonably satisfactory to the Lender. “Mortgaged Properties” means any real property interest with respect to which a Mortgage is required pursuant to Section 6.12. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, to which any Loan Party, any Subsidiary or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six years, has made or been obligated to make contributions. “Net Cash Proceeds” means an amount equal to, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Casualty Event and attributable to the assets or business of the Borrower or such Subsidiary that is subject to such Casualty Event (including any insurance proceeds or condemnation awards in respect of such Casualty Event received by or paid to or for the account of the Borrower or any Subsidiary) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the asset subject to such Casualty Event and that is required to be repaid in connection with such Casualty Event (other than Indebtedness under the Loan Documents and, if such asset constitutes Collateral, any Indebtedness secured by such asset with a Lien ranking junior to the Lien securing the Obligations), (B) the out- of-pocket expenses incurred by the Borrower or such Subsidiary in connection with such Casualty Event (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary or reasonable fees actually incurred in connection therewith), (C) taxes paid or reasonably estimated to be payable in connection with such Casualty Event and any repatriation costs associated with receipt by the applicable taxpayer of such proceeds, and (D) the pro rata portion of the net cash

21 Error! Unknown document property name. proceeds of any Casualty Event by any non-wholly owned Subsidiary (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a wholly owned Subsidiary as a result thereof. For the avoidance of doubt, Net Cash Proceeds shall not include cash receipts from proceeds of insurance or indemnity payments to the extent that such proceeds, awards or payments are received by the Borrower or any Subsidiary (i) in respect of any third party claim against the Borrower or such Subsidiary, as applicable, and applied to pay (or to reimburse the Borrower or such Subsidiary, as applicable, for its prior payment of) such claim and the costs and expenses of the Borrower or such Subsidiary, as applicable, with respect thereto, or (ii) with respect to Wintrust Priority Collateral. “NPL” means the National Priorities List under CERCLA. “Obligation Currency” has the meaning specified in Section 10.20(a). “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Term Loan (including the Applicable Premium Amount), in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, premiums (including the Applicable Premium Amount), if any, charges, expenses, fees, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that the Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, trust or other applicable agreement of formation or organization and, if applicable, any agreement or instrument with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

22 Error! Unknown document property name. “Other Connection Taxes” means Taxes imposed on Lender as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document). “Other Taxes” has the meaning specified in Section 3.01(b). “Outstanding Amount” means with respect to the Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term Loans occurring on such date. “PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56. (signed into law October 26, 2001)), as amended or modified from time to time. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Perfection Exceptions” has the meaning specified in the Security Agreement. “Permitted Holders” mean Alphia and its Affiliates. “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement, redemption, repurchase, defeasance, exchange and/or extension (collectively to “Refinance” or a “Refinancing” or “Refinanced”) of any Indebtedness (any such Indebtedness as so modified, refinanced, refunded, renewed, replaced, redeemed, repurchased, defeased, exchanged and/or extended, “Refinancing Indebtedness”) of such Person; provided that (a) the principal amount (or, if issued with original issue discount, the aggregate issue price) of such Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so Refinanced except by an amount equal to unpaid accrued interest, fees and premium (including tender premium) and penalties (if any) thereon, plus upfront fees and OID thereon, plus other reasonable and customary fees and expenses incurred or paid in connection with such Refinancing, plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder; (b) such Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being Refinanced; (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations arising under the Loan Documents and was required to be subordinated when initially incurred, such Refinancing Indebtedness is subordinated in right of payment to the Obligations arising under the Loan Documents on terms, taken as a whole, not materially less favorable to the Lender as those contained in the documentation governing the Indebtedness being Refinanced; (d)(1) if the

23 Error! Unknown document property name. Indebtedness being Refinanced is secured by a security interest in the Collateral that is junior in priority to the security interest in the Collateral securing the Obligations and/or subject to any intercreditor arrangements for the benefit of the Lender and was required to be subject to such intercreditor arrangements when initially incurred, such Refinancing Indebtedness is secured and subject to intercreditor arrangements on terms, taken as a whole, not materially less favorable to the Lender as those contained in the documentation governing the Indebtedness being Refinanced and (2) if the Indebtedness being Refinanced is unsecured, such Refinancing Indebtedness is unsecured (unless the Liens securing such Refinancing Indebtedness are otherwise permitted hereunder); (e) to the extent the Indebtedness being Refinanced constitutes Permitted Junior Refinancing Debt, the terms and conditions of the Refinancing Indebtedness (excluding, for the avoidance of doubt, interest rates (including through fixed interest rates), interest margins, rate floors, fees, funding discounts, original issue discounts and prepayment or redemption premiums) are, when taken as a whole, (x) substantially identical to or (y) not materially more favorable to the Lender or holders providing such Refinancing Indebtedness than those applicable to the Indebtedness being Refinanced, when taken as a whole, (other than covenants (including financial maintenance covenants) or other provisions applicable only to periods after the maturity date of the Indebtedness being Refinanced at the time of such Refinancing) (provided that a certificate of a Responsible Officer of the Borrower delivered to the Lender at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (e)(y) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Lender notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis for such disagreement)) or are otherwise reasonably acceptable to the Lender and (f) such Refinancing Indebtedness is incurred by the Person who is or would have been permitted to be the obligor or guarantor (or any successor thereto) on the Indebtedness being Refinanced. “PIK Interest” has the meaning specified in Section 2.08(a). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (other than a Multiemployer Plan) within the meaning of Section 3(3) of ERISA that is or within the last six years has been maintained, contributed to or required to be contributed to by a Loan Party, Subsidiary or any ERISA Affiliate and is subject to Title IV of ERISA or the minimum funding standards under Section 412 of the Code or Section 302 of ERISA. “Plan EBITDA” means, for any period, the expected Consolidated EBITDA for such period, as presented in reasonable detail in an Updated Budget, with such changes as may be approved by Lender, in its sole discretion. “Prepayment Amount” has the meaning specified in Section 2.03(c).

24 Error! Unknown document property name. “Prepayment Date” has the meaning specified in Section 2.03(c). “Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” means, in respect of a Specified Transaction, that such Specified Transaction and the following transactions in connection therewith (to the extent applicable) shall be deemed to have occurred as of the first day of the applicable period of measurement for the applicable covenant or requirement: (a) historical income statement items (whether positive or negative) attributable to the property or Person, if any, subject to such Specified Transaction, (i) in the case of a Disposition or other disposition of all or substantially all Equity Interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries shall be excluded, and (ii) in the case of any purchase or other acquisition of all or substantially all of the property and assets or business of any Person, or of assets constituting a business unit, a line of business or division of such Person, or of all or substantially all of the Equity Interests in a Person or a designation of a Subsidiary as a Subsidiary, shall be included, (b) any repayment, retirement, redemption, satisfaction, and discharge or defeasance of Indebtedness or Disqualified Equity Interests, and (c) any Indebtedness incurred or assumed by the Borrower or any of its Subsidiaries in connection therewith, and if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination (taking into account any hedging obligations applicable to such Indebtedness if such hedging obligation has a remaining term in excess of twelve (12) months); provided that “Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” in respect of any Specified Transaction shall be calculated in a reasonable and factually supportable manner and certified by a Responsible Officer of the Borrower. “Refinance,” “Refinancing” and “Refinanced” has the meaning given to such terms in the definition of “Permitted Refinancing”. “Regulation T” means Regulation T of the FRB as in effect from time to time. “Regulation U” means Regulation U of the FRB as in effect from time to time. “Regulation X” means Regulation X of the FRB as in effect from time to time. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, employees, agents, attorneys-in-fact, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Relevant Transaction” has the meaning specified in Section 2.03(b)(i)(A).

25 Error! Unknown document property name. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived. “Responsible Officer” means the chief executive officer, director, president, vice president, executive vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date (except as otherwise expressly set forth in Section 4.01), any secretary or assistant secretary. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Persons thereof). “S&P” means Standard & Poor’s Financial Services LLC, a wholly owned subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto. “Sanctioned Country” means a country or territory that is the subject of country- wide or territory-wide Sanctions broadly restricting or prohibiting dealings with such country or territory. “Sanctioned Person” means any Person: (a) identified on a Sanctions List; (b) domiciled, organized or resident in, or the government or any agency or instrumentality of the government of, any Sanctioned Country; (c) that is, in the aggregate, 50% or more owned or controlled by one or more Persons described in the foregoing clauses (a) or (b); or (d) otherwise the subject or target of Sanctions. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by any Sanctions Authority. “Sanctions Authority” means: (a) the U.S. government, including OFAC and the U.S. Department of State; (b) the United Nations Security Council; (c) the European Union and each of its member states; and (d) the United Kingdom, including His Majesty’s Treasury. “Sanctions List” means any Sanctions-related list of designated Persons maintained by any Sanctions Authority, including, without limitation, the Specially Designated Nationals and Blocked Persons List maintained by OFAC. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

26 Error! Unknown document property name. “Second Tranche Warrant” means that certain Warrant, dated as of the date hereof, by and between the Borrower and the Lender, providing for, among other things, Lender’s right to purchase 8,222,787 shares of common stock, par value $0.001 per share, of the Borrower. “Section 6.01 Financials” means the financial statements delivered, or required to be delivered, pursuant to Section 6.01(a) or 6.01(b) together with the accompanying officer’s certificate delivered, or required to be delivered, pursuant to Section 6.02(a). “Secured Parties” means, collectively, the Lender and the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document. “Security Agreement” means, collectively, the Security Agreement dated as of the date hereof, executed by the Loan Parties, substantially in the form of Exhibit F, together with each other security agreement and security agreement supplement executed and delivered pursuant to Section 6.12. “Security Agreement Supplement” has the meaning specified in the Security Agreement. “Semi-Annual Period” means, as of the date of any determination under this Agreement, the two (2) consecutive fiscal quarters of the Borrower then last ended. “Senior Representative” means, with respect to any series of Indebtedness, the trustee, Lender, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Solvent” means, with respect to the Borrower and its Subsidiaries on a consolidated basis on any date of determination, that on such date (it being agreed that any such determination on the Closing Date shall be after giving effect to the Transactions) (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, exceeds the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date. “Specified Transaction” means any incurrence or repayment, retirement, redemption, satisfaction and discharge or defeasance of Indebtedness (excluding Indebtedness incurred for working capital purposes other than pursuant to this Agreement) or Disqualified

27 Error! Unknown document property name. Equity Interests, any acquisition or Investment that results in a Person becoming a Subsidiary, or any Disposition or other disposition that results in a Subsidiary ceasing to be a Subsidiary of the Borrower, any investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person, any Disposition or other disposition of a business unit, line of business or division of the Borrower or a Subsidiary, the cessation of the operations of a business unit, line of business or division of the Borrower or a Subsidiary or any operational change not in the ordinary course of business, in each case (other than in connection with any operating change) whether by merger, consolidation, amalgamation or otherwise or any material restructuring of the Borrower or implementation of any initiative not in the ordinary course of business. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (a) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned or (b) the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting purposes. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Subsidiary Guarantor” means, collectively, the Subsidiaries of the Borrower that are Guarantors. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any obligations or liabilities under any such master agreement. “Swap Obligation” means with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b)

28 Error! Unknown document property name. for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to- market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer (other than a counterparty to any such Swap Contracts) in such Swap Contracts (which may include the Lender or any Affiliate of the Lender). “Synthetic Lease Obligation” means the monetary obligation of a Person under a so- called synthetic, off-balance sheet or tax retention lease. “Taxes” means all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges imposed by any Governmental Authority, including any additions to tax, penalties and interest with respect thereto. “Term Borrowing” means a borrowing consisting of Term Loans made the Lender pursuant to Section 2.01. “Term Commitment” means $5,000,000. “Term Facility” means the aggregate Term Commitments at such time. “Term Loan” means an extension of credit by the Lender to the Borrower under Article II. “Term Note” means a promissory note of the Borrower payable to the Lender, in substantially the form of Exhibit C hereto, evidencing the indebtedness of the Borrower to the Lender resulting from the Term Loans made or held by the Lender. “Test Period” means, as of the date of any determination under this Agreement, the four (4) consecutive fiscal quarters of the Borrower then last ended and for which Section 6.01 Financials have been, or were required to have been, delivered to the Lender. “Threshold Amount” means $200,000. “Total Outstandings” means the aggregate Outstanding Amount of all Term Loans. “Transaction Costs” has the meaning given to such term in the definition of the “Transactions”. “Transactions” means, collectively, the following: (a) the entry into this Agreement by the parties hereto and the borrowing of the Term Loans on the Closing Date; (b) the entry into of the ABL Credit Agreement by the parties thereto on the Closing Date;

29 Error! Unknown document property name. (c) the repayment and discharge in full of all existing Indebtedness for borrowed money of the Borrower and its Subsidiaries and the release of all Liens related thereto under the Existing Credit Agreement; and (d) the entry into of the Manufacturing Agreement on or prior to the Closing Date; and (e) the payment of all fees, costs and expenses incurred in connection with the transactions described in the foregoing provisions of this definition (the “Transaction Costs”). “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “Unrestricted Cash and Cash Equivalents” means cash and Cash Equivalents of the Borrower and its Subsidiaries, other than cash or Cash Equivalents which are or should be listed as “restricted” on the consolidated balance sheet of the Borrower and the Subsidiaries as of such date; provided that cash and Cash Equivalents of the Borrower and its Subsidiaries that are subject to a Lien securing the Obligations or the ABL Obligations shall be deemed Unrestricted Cash and Cash Equivalents. “Updated Budget” has the meaning specified in Section 6.01(c). “Voting Stock” means, with respect to any Person, the capital stock of any class or classes or other equity interests (however designated) having ordinary voting power for the election of directors or similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency. “Warrant Failure Event” means, at any time, the Borrower has not obtained the Stockholder Approval (as defined in the Second Tranche Warrant) as of such time; provided, however, that a Warrant Failure Event shall be deemed to have been cured upon the Borrower’s receipt of the Stockholder Approval. “Warrants” means the First Tranche Warrants and the Second Tranche Warrants. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years (and/or portion thereof) obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

30 Error! Unknown document property name. “Wintrust Priority Collateral” has the meaning specified in the ABL Intercreditor Agreement. “wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (i) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (ii) The term “including” is by way of example and not limitation and is deemed to mean “including, without limitation,”. (iii) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (iv) Any reference herein to any Person shall be construed to include such Person’s successors and assigns. (c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document (e) Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein) and shall include any appendices, schedules, exhibits, clarification letters, side letters and disclosure letters executed in connection therewith.

31 Error! Unknown document property name. Section 1.03 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, as in effect from time to time, applied in a manner consistent with that used in preparing the audited Section 6.01 Financials, except as otherwise specifically prescribed herein. (b) If at any time any change in GAAP or the application thereof would affect the computation or interpretation of any financial ratio, basket, requirement or other provision set forth in any Loan Document, and either the Borrower or the Lender shall so request, the Lender and the Borrower shall negotiate in good faith to amend such ratio, basket, requirement or other provision to preserve the original intent thereof in light of such change in GAAP or the application thereof (subject to the approval of the Lender not to be unreasonably withheld, conditioned or delayed); provided that, until so amended, (A) such ratio, basket, requirement or other provision shall continue to be computed or interpreted in accordance with GAAP or the application thereof prior to such change therein and (B) in the case of any relevant calculation, the Borrower shall provide to the Lender a written reconciliation in form and substance reasonably satisfactory to the Lender, between calculations of such ratio, basket, requirement or other provision made before and after giving effect to such change in GAAP or the application thereof. (c) Notwithstanding anything to the contrary contained herein, all financial covenants, basket amounts and ratios contained herein or in any other Loan Document shall be calculated (i) without giving effect to any election under FASB ASC 825 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof and (ii) without giving effect to any changes in GAAP after the Closing Date that would require lease obligations that were treated as operating leases under GAAP as in effect on the Closing Date to be classified and accounted for as capital leases or otherwise reflected as Indebtedness on the Borrower’s consolidated balance sheet. Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document and (b) references to any Law shall include all statutory and

32 Error! Unknown document property name. regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight savings or standard, as applicable). Section 1.07 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as specifically provided in Section 2.10) or performance shall extend to the immediately succeeding Business Day. Section 1.08 Divisions. Any reference herein to a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, investment, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of limited liability companies, limited partnerships or trusts (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, assignment, sale, investment, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity. Section 1.09 Pro Forma Calculations. Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement, the Consolidated EBITDA shall be calculated on a Pro Forma Basis with respect to each Specified Transaction occurring during the applicable four (4) quarter period to which such calculation relates, and subsequent to the end of such four-quarter period but not later than the date of such calculation (notwithstanding that such measure or ratio may be said to be determined as of the end of a Test Period); provided that, notwithstanding the foregoing, when calculating the Consolidated EBITDA for purposes of determining actual compliance (and not Pro Forma Compliance or compliance on a Pro Forma Basis) with the financial covenant set forth in Section 7.10, any Specified Transaction and any related adjustment contemplated in the definition of “Consolidated EBITDA” that occurred subsequent to the end of the applicable four (4) quarter period shall not be given Pro Forma Effect. ARTICLE II The Term Commitments and Term Borrowings Section 2.01 The Term Loans. Subject to the terms and conditions set forth herein, the Lender agrees to make a single loan denominated in Dollars to the Borrower on the Closing Date in an aggregate amount not to exceed the Term Commitment (the “Term Loan”). Amounts borrowed under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed.

33 Error! Unknown document property name. Section 2.02 Term Borrowings. (a) Each Term Borrowing shall be made upon the Borrower’s irrevocable written notice to the Lender. Each such notice must be received by the Lender not later than (i) 1:00 p.m. (New York City time) three (3) Business Days prior to the requested date of any Term Borrowing. Each written notice by the Borrower pursuant to this Section 2.02(a) shall be delivered by the Borrower to the Lender in the form of a Committed Term Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Committed Term Loan Notice shall specify the requested date of the Term Borrowing (which shall be a Business Day), (iii) the principal amount of Term Loans to be borrowed and (iv) if applicable, the wire instructions for where the funds should be sent. (b) Following receipt of a Committed Term Loan Notice, the Lender shall make the amount of its Term Loan available in immediately available funds at the Lender’s Office not later than 1:00 p.m. (New York City time) on the Business Day specified in the applicable Committed Term Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.01, the Lender shall make all funds available to the Borrower by wire transfer, in each case in accordance with instructions provided to (and reasonably acceptable to) the Lender by the Borrower in the Committed Term Loan Notice. Section 2.03 Prepayments. (a) Optional. (i) The Borrower may, upon written notice to the Lender in substantially the form of Exhibit B, at any time or from time to time voluntarily prepay Term Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Lender not later than 11:00 a.m. (New York City time) thirty (30) calendar days prior to any date of prepayment (2) any prepayment shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Term Loan shall be accompanied by all accrued interest thereon. Each prepayment of outstanding Term Loans pursuant to this Section 2.03(a) shall be applied to the outstanding principal amount of the Term Loans and accrued interest thereon. (ii) If the Borrower makes a voluntary prepayment of any Term Loans pursuant to this Section 2.03(a), the Borrower shall pay to the Lender a prepayment premium in an amount equal to the Applicable Premium Amount. (b) Mandatory. (i) (A) Upon the occurrence of any Casualty Events (each such Casualty Event, a “Relevant Transaction”), the Borrower shall (1) give written notice to the Lender thereof promptly after the date of receipt of any Net Cash Proceeds resulting from such Relevant Transaction and (2) except to the extent the Borrower elects in such notice (as determined by the Borrower in its sole discretion) to reinvest all or a portion of such Net Cash Proceeds in accordance with Section 2.03(b)(i)(B), the Borrower shall, prepay an aggregate principal amount of Term

34 Error! Unknown document property name. Loans in an amount equal to the Net Cash Proceeds received from such Relevant Transaction within ten (10) Business Days of receipt thereof by the Borrower or such Subsidiary. (B) With respect to any Net Cash Proceeds realized or received with respect to any Relevant Transaction, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds (i) in assets that replace the assets subject to the Relevant Transaction, or (ii) in long-term assets that are not classified as current assets under GAAP and that are used or useful in the business of the Borrower and its Subsidiaries within one hundred thirty-five (135) days following receipt of such Net Cash Proceeds; provided, however, that if any of such Net Cash Proceeds are no longer intended to be so reinvested at any time after the occurrence of the Relevant Transaction, then an amount equal to any such Net Cash Proceeds shall be promptly applied to the prepayment of the Term Loans as set forth in Section 2.03(b)(i)(A); provided, further, that, to the extent the assets subject to the Relevant Transaction were Alphia Priority Collateral, the Net Cash Proceeds thereof reinvested pursuant to this clause (B) shall be invested in assets constituting Collateral that is Alphia Priority Collateral. (ii) Upon the incurrence or issuance by the Borrower or any Subsidiary of any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall prepay the Term Loans, in each case in an amount equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Borrower or such Subsidiary. (c) All prepayments under this Section 2.03 shall be made together with accrued interest thereon and, solely in the case of a prepayment under Section 2.03(a) or Section 2.03(b)(i) or (ii), shall be made together with the Applicable Premium Amount. Upon the occurrence and during the continuance of any Event of Default, the Lender shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Term Loans in accordance with the relevant provisions of this Section 2.03. (d) All payments or repayments of Term Loans made pursuant to this Section 2.03 shall be made in Dollars. Section 2.04 Termination or Reduction of Term Commitments. The Aggregate Term Commitments in respect of the Term Loans shall be automatically and permanently reduced to zero (0) on the date of the Term Borrowing of the Term Loans. Section 2.05 Repayment of Term Loans. All Term Loans outstanding shall be due and payable on the Maturity Date together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

35 Error! Unknown document property name. Section 2.06 Interest. (a) Subject to the provisions of Section 2.06(b), (i) the Term Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days at all times and calculated from and including the Closing Date to but excluding the date of repayment thereof) on the outstanding principal amount at a rate per annum equal to the Applicable Rate, compounded quarterly. Interest on the Term Loans shall be payable in cash on the last Business Day of each Interest Payment Date. Notwithstanding the forgoing, so long as no Event of Default has occurred and is continuing, the Borrower shall have the option to either (x) pay up to all of the accrued interest due on the Term Loans on an Interest Payment Date in cash at the Applicable Rate per annum or (y) pay all of the accrued interest due on the Term Loans on such Interest Payment Date in-kind by capitalizing such interest and adding it to the then- outstanding principal amount of the Term Loans, with such amount of capitalized interest to be deemed added to the outstanding principal amount of the Term Loans for all purposes of the Loan Documents (any such amount so paid-in-kind and added as principal to the Term Loans, “PIK Interest”). Unless Borrower shall pay such interest in cash on an Interest Payment Date, it shall be deemed to be PIK Interest. (b) The Borrower shall pay interest on all overdue Obligations hereunder, which shall include all Obligations following an acceleration pursuant to Section 8.02 (including an automatic acceleration) at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) In the event of any repayment or prepayment of any Term Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) All interest paid or payable pursuant to this Section 2.06 shall be paid in Dollars. Section 2.07 Payments. Notwithstanding anything to the contrary contained herein (and without affecting any other provision hereof), the Term Loans to be funded in cash on the Closing Date shall be in an amount equal to the aggregate principal amount of Term Loan on the Closing Date. Section 2.08 Computation of Interest and Fees. All computations of interest and other fees for the Term Loans shall be made on the basis of a year of three hundred sixty (360) and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a three hundred sixty-five (365)-day year). Interest shall accrue on each Term Loan for the day on which the Term Loan is made, and shall not accrue on a Term Loan, or any portion thereof, for the day on which the Term Loan or such portion is paid; provided that any Term Loan that is repaid on the same day on which it is made shall bear interest for one day. Each determination by the Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

36 Error! Unknown document property name. Section 2.09 Evidence of Indebtedness. (a) The Term Loans made by the Lender shall be evidenced by one or more accounts or records maintained by the Lender and evidenced by one or more entries in the Register maintained by the Lender, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as a non-fiduciary agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Lender shall be prima facie evidence absent manifest error of the amount of the Term Loans made by the Lender to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by the Lender and the accounts and records of the Lender in respect of such matters, the accounts and records of the Lender shall control in the absence of manifest error. Upon the request of the Lender, the Borrower shall execute and deliver to the Lender a Term Note payable to the Lender, which shall evidence the Lender’s Term Loans in addition to such accounts or records. The Lender may attach schedules to its Term Note and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto. (b) Entries made in good faith by the Lender in the Register pursuant to Section 2.09(a) shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, the Lender under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Lender to make an entry, or any finding that an entry is incorrect, in the Register or such accounts or records shall not limit the obligations of the Borrower under this Agreement and the other Loan Documents. Section 2.10 Payments Generally. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Lender, at the Lender’s Office in Dollars and in immediately available funds not later than 2:00 p.m. (New York City time) on the date specified herein. All payments received by the Lender after 2:00 p.m. (New York City time) may be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Except as otherwise expressly provided herein, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. ARTICLE III Taxes, Increased Costs Protection and Illegality Section 3.01 Taxes. (a) Any and all payments by the Borrower and any other Loan Party to or for the account of the Lender under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, unless otherwise required by applicable Laws. If any Loan Party shall be required by any Laws (as determined in the good faith discretion of an applicable Loan Party) to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Lender, (i) if such Tax is an Indemnified Tax, the sum payable

37 Error! Unknown document property name. shall be increased as necessary so that after making all required deductions for Indemnified Taxes (including deductions for Indemnified Taxes applicable to additional sums payable under this Section 3.01), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Loan Party shall make such deductions and (iii) the Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Laws. As soon as practicable after any payment of Taxes to a Governmental Authority, the Loan Party shall furnish to such the Lender the original or a certified copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, a copy of the return reporting such payment or other written proof of payment thereof that is reasonably satisfactory to the Lender. (b) In addition but without duplication, the Borrower shall pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Lender timely reimburse it for the payment of, any and all present or future stamp, court, documentary, intangible, excise, recording, filing or similar Taxes which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under or otherwise with respect to, any Loan Document except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (hereinafter referred to as “Other Taxes”). (c) The Borrower agrees to indemnify the Lender for (i) the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes or Other Taxes imposed or asserted by any Governmental Authority on amounts payable under this Section 3.01) paid by the Lender and (ii) any reasonable expenses arising therefrom or with respect thereto, in each case whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Lender agrees to provide the Borrower with a certificate or other evidence reasonably acceptable to the Borrower setting forth in reasonable detail the basis and calculation of such amounts, which shall be conclusive absent manifest error. Payment under this Section 3.01(c) shall be made within thirty (30) days after the date the Lender makes a written demand therefor. (d) If the Lender determines in its sole discretion exercised in good faith that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Borrower pursuant to this Section 3.01, it shall promptly remit such refund (including any interest included in such refund paid by the relevant Governmental Authority) to the Borrower, net of all reasonable out-of-pocket expenses of the Lender; provided, however, that the Borrower, upon the request of the Lender, agrees promptly to return such refund (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such party in the event such party is required to repay such refund to the relevant Governmental Authority. Nothing contained in this Section 3.01(d) shall interfere with the right of the Lender to arrange its tax affairs in whatever manner it thinks fit nor oblige the Lender to claim any Tax refund or to disclose any information relating to its tax affairs or any computations in respect thereof or require the Lender to do anything that would prejudice

38 Error! Unknown document property name. its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled. Notwithstanding anything to the contrary in this clause (d), in no event will the Lender be required to pay any amount to the Borrower pursuant to this clause (d) the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require the Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (e) If a payment made to the Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if the Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Lender shall deliver to the Borrower and the Lender at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Lender such documentation and information prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation and information reasonably requested by the Borrower or the Lender as may be necessary for the Borrower and the Lender to comply with their obligations under FATCA and to determine that the Lender has complied with the Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (f) Lender will deliver to Borrower on the date of this Agreement (and from time to time thereafter upon the reasonable request of Borrower), an executed copy of IRS Form W-9 certifying that the Lender is exempt from U.S. federal backup withholding tax. (g) Each party’s obligations under this Section shall survive the assignment of rights by the Lender and repayment, satisfaction or discharge of all obligations under any Loan Document. Section 3.02 Intentionally Omitted Section 3.03 Matters Applicable to All Requests for Compensation. If the Lender claims compensation under this Article III it shall deliver a certificate to the Borrower contemporaneously with the demand for payment, setting forth in reasonable detail a calculation of the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, the Lender may use any reasonable averaging and attribution methods.

39 Error! Unknown document property name. Section 3.04 Survival. All of the Borrower’s obligations under this Article III and the Lender’s obligations under Section 3.01 shall survive termination of the Aggregate Term Commitments and repayment of all other Obligations hereunder. ARTICLE IV Conditions Precedent to Term Borrowings Section 4.01 Conditions to Closing Date. The Lender’s Term Commitments hereunder shall become effective, on the terms and subject to the other conditions set forth herein, upon the satisfaction or waiver (in accordance with Section 10.01) of the following conditions precedent: (a) The Lender shall have received all of the following, each dated as of the Closing Date (or, in the case of certificates of governmental officials, as of a recent date before the Closing Date), each in form and substance reasonably satisfactory to the Lender, and each accompanied by their respective required schedules and other attachments: (i) executed counterparts from each party thereto of this Agreement; (ii) the Security Agreement, together with (subject to the last paragraph of this Section 4.01): (A) certificates, if any, representing the Equity Interests in all Designated Pledged Interests referenced in the Security Agreement accompanied by undated stock powers executed in blank, (B) copies of proper financing statements, filed or duly prepared for filing under the Uniform Commercial Code in all jurisdictions that the Lender may deem reasonably necessary in order to perfect the Liens on assets of each of the Loan Parties created under the Security Agreement, covering the Collateral described in the Security Agreement, and (C) evidence that all other actions, recordings and filings of or with respect to the Security Agreement that the Lender may deem reasonably necessary in order to perfect the Liens created thereby shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Lender (including receipt of duly executed payoff letters, customary UCC, tax and judgment searches and copies of UCC-3 termination statements duly prepared for filing); (iii) an Intellectual Property Security Agreement (in the form of Exhibit B to the Security Agreement), duly executed by each Loan Party that owns Registered Intellectual Property Collateral (as defined in the Security Agreement) that is required to be pledged in accordance with the Security Agreement;

40 Error! Unknown document property name. (iv) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Lender may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party; (v) such documents and certifications (including Organization Documents and, if applicable, good standing certificates in the jurisdiction of organization of the applicable Loan Party) as the Lender may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of them is validly existing and in good standing; and (vi) an opinion of Meister Seelig & Fein PLLC, counsel to the Loan Parties, addressed to the Lender on the Closing Date, in form reasonably satisfactory to the Lender. (b) There shall not have occurred any change, event, circumstance or development that, individually or in the aggregate, has had, or is reasonably expected to have, a Material Adverse Effect. (c) Each Loan Party shall have provided the documentation and other information reasonably requested in writing at least three (3) Business Days prior to the Closing Date by the Lender in connection with satisfactory compliance clearing, including, without limitation, in respect of applicable “know your customer” and anti-money- laundering rules and regulations and the PATRIOT Act, in each case at least three (3) Business Days prior to the Closing Date. (d) All actions necessary to establish that the Lender will have a perfected first-priority security interest (subject to no Liens other than the Liens permitted under Section 7.01) in the Collateral shall have been taken, in each case, to the extent such Collateral (including the creation or perfection of any security interest) has been mutually agreed. (e) The Lender shall have received a Term Note executed by the Borrower, if so requested, reasonably in advance of the Closing Date. (f) The Lender shall have received a Committed Term Loan Notice relating to the Term Borrowing. (g) The Lender shall have received a solvency certificate from the chief financial officer or other officer with equivalent duties of the Borrower (after giving effect to the consummation of the Transactions) substantially in the form attached hereto as Exhibit G.

41 Error! Unknown document property name. (h) The Lender shall have received a copy of the ABL Credit Agreement and the other ABL Loan Documents, which shall be in form and substance acceptable to the Lender. (i) The Lender shall have received a copy of the ABL Intercreditor Agreement, each of which shall be in form and substance acceptable to the Lender. (j) The Lender shall have received (i) at least 15 Business Days prior to the Closing Date, audited financial statements of the Borrower and its Subsidiaries for each of the two fiscal years ended December 31, 2021 and December 31, 2022; and (ii) unaudited financial statements for any interim quarterly period or periods of the Borrower and its Subsidiaries ended after the date of the most recent audited financial statements and more than 45 days prior to the Closing Date. (k) The Lender shall have received evidence reasonably satisfactory to it that (i) all loans and other obligations under, and the agreements in respect of, the Existing Credit Agreement, in each case, are being repaid or otherwise satisfied in full and terminated and (ii) the Liens securing the Existing Credit Agreement have been released, in each case, substantially contemporaneously with the Closing Date. (l) All costs, fees, expenses (including, without limitation, legal fees and expenses) and other compensation contemplated by this Agreement payable to the Lender shall have been paid to the extent due, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of Gibson, Dunn & Crutcher LLP, as counsel to the Lender, reimbursement of such legal expense not to exceed $100,000 (and, in the case of expenses, to the extent invoiced in reasonable detail at least one (1) Business Day prior to the Closing Date). (m) The Lender shall have received the Initial Budget, which shall be in form and substance acceptable to the Lender. (n) The Lender shall have received a funds flow memorandum executed by the Borrower dated as of the Closing Date. ARTICLE V Representations and Warranties The Borrower represents and warrants to the Lender that, as of the Closing Date: Section 5.01 Existence, Qualification and Power; Compliance with Laws. The Borrower and each Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of

42 Error! Unknown document property name. each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all applicable Laws in all material respects and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted. Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions, are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01), or require any payment (other than for Indebtedness to be repaid on the Closing Date in connection with the Transactions) to be made under (i) any Contractual Obligation to which such Person is a party or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (c) violate any Law. Section 5.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties, filings in the United States Patent and Trademark Office and the United States Copyright Office, and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally of the United States or other applicable jurisdictions from time to time in effect and by general principles of equity. Section 5.05 Financial Statements; No Material Adverse Effect. (a) The financial statements delivered pursuant to Section 4.01(j) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (b) The consolidated forecasted balance sheets, statements of income and statements of cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 4.01(j) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the management of the Borrower to be reasonable as of the date of delivery thereof; it being recognized by the Lender that such projections are

43 Error! Unknown document property name. as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower and the Subsidiaries, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material. (c) There has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, since the dates of the financial statements delivered pursuant to Section 4.01(f), a Material Adverse Effect. Section 5.06 Litigation. Except as specified in Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any Subsidiary, that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.07 No Event of Default. No Event of Default has occurred and is continuing under this Agreement. Section 5.08 Ownership of Property; Intellectual Property. (a) Each of the Borrower and its Subsidiaries has good and valid title to, or valid leasehold interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01. (b) The Borrower and each Subsidiary owns, licenses or possesses the right to use, all of the trademarks, service marks, trade names, copyrights, patents, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of its respective business, as currently conducted, and to the knowledge of the Borrower the use of such IP Rights in the conduct of its respective business as currently conducted does not infringe upon any IP Rights of any other Person. Set forth on Schedule 5.08 is a complete and accurate list of all registered or applications to register IP Rights owned or exclusively licensed by the Borrower and the Subsidiaries as of the Closing Date, after giving effect to the Transactions. The conduct of the business of the Borrower or any Subsidiary as currently conducted or as contemplated to be conducted to the knowledge of the Borrower, does not infringe upon or violate any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened in writing. Section 5.09 Environmental Compliance. Except as disclosed in Schedule 5.09 hereto: (a) None of the Borrower or any of its Subsidiaries is subject to any material Environmental Liability.

44 Error! Unknown document property name. (b) As of the Closing Date, (i) none of the properties currently, or to the knowledge of the Borrower, formerly owned or operated by the Borrower or any of its Subsidiaries is listed on the NPL or on the CERCLIS or, to the knowledge of the Borrower, is proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list, (ii) to the knowledge of the Borrower, there are no underground storage or aboveground tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by the Borrower or, to the knowledge of the Borrower, on any property formerly owned or operated by the Borrower or any of its Subsidiaries, in each case which are required to be, upgraded, replaced, closed, or removed and for which the Borrower or any of its Subsidiaries would be responsible for the associated costs of investigation, abatement, or remediation, (iii) there is no asbestos or asbestos- containing material on any property currently owned or operated by the Borrower requiring investigation, remediation, mitigation, removal, assessment, remedial or corrective action, or other response by the Borrower, pursuant to any Environmental Law and (iv) to the knowledge of the Borrower, Hazardous Materials have not been released, discharged or disposed of by the Borrower on any property currently or, to the knowledge of the Borrower, formerly owned or operated by the Borrower or any of its Subsidiaries, except for such releases, discharges and disposals that were in compliance in all material respects with Environmental Laws. (c) None of the real properties contain any Hazardous Materials in amounts or in concentrations which constitute a violation of, or require remedial action under, Environmental Laws and could reasonably be expected to give rise to a material Environmental Liability. (d) None of the Borrower or any of its Subsidiaries is undertaking, and none has completed, either individually or together with other potentially responsible parties, any investigation, assessment, remediation, mitigation, removal, remedial response or corrective action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law. Section 5.10 Taxes. Each of the Borrower and its Subsidiaries have filed all federal, state, local, foreign and other Tax returns and reports required to be filed, and have paid all federal, state, local, foreign and other Taxes, levied or imposed upon them or their properties, income or assets that have become due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. Section 5.11 Employee Benefits Plans; Labor Matters. (a) As of the Closing Date, (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable federal and state laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code may rely upon an opinion letter for a prototype plan or has received a favorable determination letter from the IRS to the effect that the form of

45 Error! Unknown document property name. such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and to the knowledge of any Loan Party, nothing has occurred that would prevent, or cause the loss of, such tax-qualified status. (b) There are no pending or, to the knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 or 407 of ERISA (and not otherwise exempt under Section 408 of ERISA) with respect to any Plan. (c) (i) No ERISA Event has occurred and neither any Loan Party nor, to the knowledge of any Loan Party, any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Plan, (ii) each Loan Party and each ERISA Affiliate has met all applicable material requirements under the Pension Funding Rules in respect of each Plan, and no waiver of the minimum funding standards under such Pension Funding Rules has been applied for or obtained, (iii) neither any Loan Party nor, to the knowledge of any Loan Party, any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) for any Plan, if applicable, to drop below 80% as of the most recent valuation date, (iv) neither any Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid, (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212I of ERISA and (vi) no Plan has been terminated by the plan administrator thereof or by the PBGC and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan or Multiemployer Plan. (d) With respect to each Foreign Plan, none of the following events or conditions exists and is continuing: (i) substantial non-compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders; (ii) failure to be maintained, where required, in good standing with applicable regulatory authorities; (iii) any obligation of a Loan Party or its Subsidiaries in connection with the termination or partial termination of, or withdrawal from, any Foreign Plan; (iv) any Lien on the property of a Loan Party or its Subsidiaries in favor of a Governmental Authority as a result of any action or inaction regarding a Foreign Plan; (v) for each Foreign Plan that is a funded or insured plan, failure to be funded or insured on an ongoing basis to the extent required by applicable non-U.S. law (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities); (vi) any facts that, to the best knowledge of the Loan Party or any of its Subsidiaries, exist that would reasonably be expected to give rise to a dispute and any pending or threatened disputes that, to the best knowledge of the Loan Party or any of its Subsidiaries, would

46 Error! Unknown document property name. reasonably be expected to result in a material liability to the Loan Party or any of its Subsidiaries concerning the assets of any Foreign Plan (other than individual claims for the payment of benefits); and (vii) failure to make all contributions in a timely manner to the extent required by applicable non-U.S. law (each of the events described in clauses (i) through (vii) hereof are hereinafter referred to as a “Foreign Plan Event”). (e) As of the Closing Date: (a) there are no strikes or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) to Borrower’s knowledge, hours worked by, and payments made based on hours worked by, employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters; and (c) to Borrower’s knowledge, all payments due from Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party. Section 5.12 Subsidiaries; Equity Interests. As of the Closing Date, after giving effect to the Transactions, the Borrower has no Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in such Subsidiaries that are owned by a Loan Party are owned free and clear of all Liens except (i) those created under the Collateral Documents, (ii) those created under the ABL Loan Documents and (ii) any Lien that is permitted under Section 7.01. Section 5.13 Margin Regulations; Investment Company Act. (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock and no proceeds of any Term Borrowings will be used for any purpose that violates Regulation T, Regulation U or Regulation X of the FRB. (b) None of the Loan Parties is required to be registered as an “investment company” under the Investment Company Act of 1940. Section 5.14 Disclosure. As of the Closing Date, no report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to the Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), when taken as a whole, contains, when furnished, any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected and pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made; it being understood (A) that such projections and forecasts are as to future events and are not to be viewed as facts, that such projections are subject to significant

47 Error! Unknown document property name. uncertainties and contingencies, many of which are beyond the control of the Borrower and its Subsidiaries, that no assurance can be given that any particular projection or forecast will be realized and that actual results during the period or periods covered by any such projections or forecasts may differ significantly from the projected results and such differences may be material and that such projections and forecast are not a guarantee of future financial performance and (B) that no representation is made with respect to information of a general economic or general industry nature. Section 5.15 Compliance with Laws. Each of the Borrower and its Subsidiary is in material compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties. Section 5.16 Brokerage Fees. None of the Borrower or any of its Subsidiary has utilized the service of any broker or finder in connection with obtaining financing from the Lender under this Agreement and no brokerage commission or finder’s fee is payable by the Borrower or its Subsidiaries in connection herewith. Section 5.17 Solvency. As of the Closing Date after giving effect to the consummation of the Transactions, including the making of the Term Loans under this Agreement and the incurrence by the Borrower of the other Indebtedness incurred by them on the Closing Date, and after giving effect to the application of the proceeds of such Term Loans and such other Indebtedness, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 5.18 Status of the Term Facilities as Senior Indebtedness. the obligations under the Term Facilities constitute “senior debt,” “senior indebtedness,” “guarantor senior debt,” “senior secured financing” and “designated senior indebtedness” (or any comparable term) under the documentation for all Indebtedness that is subordinated in right of payment to the Obligations (if applicable). Section 5.19 Perfection, Etc. Each Collateral Document delivered pursuant to this Agreement will, upon execution and delivery thereof, be effective to create (to the extent described therein) in favor of the Lender for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, the Collateral described therein to the extent intended to be created thereby and required to be perfected therein (after giving effect to any Perfection Exceptions contained therein), except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and (a) when financing statements and other filings in appropriate form are filed in the offices of the Secretary of State (or other appropriate filing office) of each Loan Party’s jurisdiction of organization or formation and applicable documents are filed and recorded in the United States Copyright Office or the United States Patent and Trademark Office and (b) upon the taking of possession or control by the Lender of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Lender to the extent possession or control by the Lender is required by the Security Agreement, subject to the ABL

48 Error! Unknown document property name. Intercreditor Agreement), the Liens created by the Collateral Documents shall constitute fully perfected Liens so far as possible under relevant Law on, and security interests in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of the grantors in such Collateral in each case free and clear of any Liens other than Liens permitted hereunder. Section 5.20 Anti-Money Laundering Laws. (a) To the extent applicable, each of the Loan Parties and their respective Subsidiaries are in compliance, in all material respects, with applicable Anti- Money Laundering Laws. (b) The Borrower has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Borrower and its Subsidiaries with applicable Anti-Money Laundering Laws. Section 5.21 Anti-Corruption Laws. (a) None of the Loan Parties or any Subsidiary of the Loan Parties, or any of their respective directors or officers or, to the knowledge of the Borrower, agents, employees or (to the extent such Person is Controlled by the Loan Parties or their Subsidiaries) Affiliates has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage in any manner that would constitute or give rise to a violation of applicable Anti- Corruption Laws. (b) The Borrower will not use any part of the proceeds of the Term Loans in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage in any manner that would constitute or give rise to a violation of applicable Anti-Corruption Laws. (c) The Borrower has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Borrower and its Subsidiaries with applicable Anti-Corruption Laws. Section 5.22 Sanctioned Persons.

49 Error! Unknown document property name. (a) None of the Loan Parties or any Subsidiary of the Loan Parties, or any of their respective directors or officers or, to the knowledge of the Borrower, agents, employees or (to the extent such Person is Controlled by the Loan Parties or their Subsidiaries) Affiliates is a Sanctioned Person. (b) The Borrower will not use any part of the proceeds of the Term Loans or lend, contribute or otherwise make available such proceeds: (i) to fund or facilitate any activities or business of, with or materially involving any Sanctioned Person; or (ii) in any other manner that would constitute or give rise to a violation of Sanctions by any Person, including the Lender. (c) The Borrower has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Borrower and its Subsidiaries with applicable Sanctions. Section 5.23 Budgets. Each Budget is based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, in light of the circumstances under which they were made, it being recognized by the Lender that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. Section 5.24 Use of Proceeds. All proceeds of the Term Loans will be used by the Borrower on the Closing Date to finance the Transactions and pay the Transaction Costs. ARTICLE VI Affirmative Covenants So long as the Lender shall have any Term Commitment hereunder, any Term Loan or other Obligation (other than contingent indemnification or other contingent obligations as to which no claim has been asserted) hereunder shall remain unpaid or unsatisfied, the Borrower shall, and (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03, 6.06, 6.07, 6.13 and 6.15) shall cause each of its Subsidiaries to: Section 6.01 Financial Statements. Deliver to the Lender: (a) as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower ending after the date hereof, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of BDO USA, LLP or any other independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification, exception or explanatory

50 Error! Unknown document property name. paragraph or any qualification, exception or explanatory paragraph as to the scope of such audit (other than any such exception or explanatory paragraph, but not a qualification, that is expressly solely with respect to, or expressly resulting solely from, an upcoming maturity date under the Term Facility, Indebtedness under the ABL Loan Documents (or any Permitted Refinancing in respect thereof (or successive Permitted Refinancings thereof)), as applicable, that is scheduled to occur within one year from the time such report and opinion are delivered), together with customary “management discussion and analysis” with respect to the financial information delivered pursuant to this Section 6.01(a); (b) as soon as available, but in any event forty-five (45) days after the end of each of the fiscal quarters of each fiscal year of the Borrower commencing with the fiscal quarter ended on or around June 30, 2023, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year and the figures for the corresponding fiscal quarter in the budget most recently delivered pursuant to Section 6.01(c), all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, together with customary “management discussion and analysis” with respect to the financial information delivered pursuant to this Section 6.01(b); (c) as soon as available for each year, but in any event by November 15 of the preceding year, a customary budget (each, an “Updated Budget”) for such year (commencing with a budget for the year 2024, to be delivered by November 15, 2023), which (i) has been approved by the board of directors of the Borrower, (ii) includes financial information presented on a quarterly basis, and (iii) includes Plan EBITDA for each Test Period ending during the applicable year; (d) as soon as available, but in any event 30 days after the end of each month of each fiscal quarter of the Borrower, commencing with June 30, 2023, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month, and the related consolidated statements of income or operations and cash flows for such month, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries; (e) monthly, for the first twelve months following the Closing Date (and then quarterly thereafter), at a time mutually agreed with the Lender that is promptly after the delivery of the information required pursuant to Section 6.01(d) above, participate in a conference call for the Lender (which shall include senior management of the Borrower, including one of the chief executive officer or the chief financial officer), in each case upon

51 Error! Unknown document property name. reasonable prior notice, during normal business hours, to discuss the financial condition and results of operations of the Borrower and its Subsidiaries for the most recently ended month or quarter, as applicable, the Borrower’s current and projected operational performance, and any related financial matters. The Borrower shall provide notice to the Lender no later than five (5) Business Days prior to the date of each such teleconference call, which notice shall include instructions for accessing such teleconference call; (f) concurrently with the delivery of the quarterly and monthly financials required pursuant to Sections 6.01(b) and (d) (each such delivery date, an “Interim Financial Delivery Date”), a rolling thirteen (13) week consolidated cash flow forecast (substantially in the form attached hereto as Annex A) for the period beginning with the last week to end at least three (3) Business Days prior to the applicable Interim Financial Delivery Date (which shall be the first of the thirteen weeks in such period); and (g) as soon as available, but in any event within five (5) Business Days after the end of each fiscal quarter, a certificate of a Responsible Officer of the Borrower providing the calculation, in reasonable detail, of the Liquidity Amount as of the last day of such fiscal quarter and certifying compliance with Section 7.10(d) for such fiscal quarter. Section 6.02 Certificates; Other Information. Deliver to the Lender: (a) No later than five (5) days after delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower (which delivery may be by electronic communication including fax or e-mail and shall be deemed to be an original authentic counterpart thereof for all purposes); (b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any Governmental Authority that may be substituted therefor, or with any national securities exchange, and in any case not otherwise required to be delivered to the Lender pursuant hereto; (c) Other than as set forth in Section 6.03(e), promptly after the furnishing thereof, copies of any requests or notices received by any Loan Party (other than in the ordinary course of business) and copies of any statement or report furnished to any holder of debt of any Loan Party or of any of its Subsidiaries, in each case pursuant to the terms of the ABL Credit Agreement (including, without limitation, the statements and reports required under Section 4.03 of, and Annex B to, the ABL Credit Agreement) or any Junior Financing Documentation in a principal amount greater than the Threshold Amount and not otherwise required to be furnished to the Lender pursuant to any other clause of this Section 6.02;

52 Error! Unknown document property name. (d) promptly after the assertion or occurrence thereof, notice of any action arising under any Environmental Law against, or of any noncompliance by, any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect; (e) promptly after a Loan Party obtaining knowledge of the assertion or occurrence thereof, notice of any material action, proceeding, litigation, claim or investigation with regard to any actual or alleged material violation of Sanctions, Anti- Corruption Laws or Anti-Money Laundering Laws against any Loan Party or any of its Subsidiaries; (f) together with the delivery of each Compliance Certificate pursuant to Section 6.02(a), a report supplementing Schedule 5.12 hereto to the extent there are any changes that have occurred with respect to the information contained therein so that the related representation and warranty would be true and correct in all material respects if made as of the date of such Compliance Certificate; and (g) promptly, such additional information regarding the business, legal, financial or corporate affairs of the Borrower or any of its Subsidiaries thereof, or compliance with the terms of the Loan Documents, as the Lender may from time to time reasonably request. Section 6.03 Notices. Notify the Lender: (a) promptly, but in any event within five (5) Business Days after a Responsible Officer of the Borrower or any Guarantor has obtained knowledge thereof, of the occurrence of any Default; (b) promptly after a Responsible Officer of the Borrower or any Guarantor has obtained knowledge of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) other than as set forth in Section 6.02(e), promptly after a Responsible Officer of the Borrower or any Guarantor has obtained knowledge of the institution of any material, non-frivolous, litigation not previously disclosed by the Borrower to the Lender, or any material development in any material litigation in each case that is reasonably likely to be adversely determined and could, if adversely determined be reasonably expected to have a Material Adverse Effect, or that seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated herein; (d) promptly after a Responsible Officer of the Borrower or any Guarantor has obtained knowledge of the occurrence of any ERISA Event or Foreign Plan Event, where there is any potential material liability to any Loan Party as a result thereof; and

53 Error! Unknown document property name. (e) promptly, but in any event within five (5) Business Days after a Responsible Officer of the Borrower or any Guarantor has obtained knowledge thereof, any default or event of default under the ABL Credit Agreement or any delivery to the Borrower by the ABL Administrative Agent, or the receipt by the ABL Administrative Agent from the Borrower, of any notice of a default or event of default thereunder. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Section 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable, all of its Tax liabilities and assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary. Section 6.05 Preservation of Existence. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and (b) take all reasonable action to maintain all rights, privileges (including its good standing, if such concept is applicable in its jurisdiction of organization), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except as otherwise permitted hereunder. Section 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order, repair and condition (ordinary wear and tear excepted and casualty or condemnation excepted) and preserve or renew all of its preservable or renewable, as applicable, United States registered patents, trademarks, trade names and service marks to the extent permitted by applicable Laws of the United States. Section 6.07 Maintenance of Insurance. (a) Maintain, with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and its Subsidiaries) as are customarily carried under similar circumstances by such other Persons, and will furnish to the Lender, upon reasonable written request from the Lender, information presented in reasonable detail as to the insurance so carried. Each such policy of insurance (excluding business interruption insurance) maintained in the United States shall, as appropriate, (i) name the Lender, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear and/or (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Lender, on behalf of the Secured Parties, as the loss payee thereunder.

54 Error! Unknown document property name. (b) If at any time the area in which the Premises (as defined in the Mortgages, if any) are located is designated (i) a “flood hazard area” in any Floor Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Lender may from time to time reasonably require in respect of compliance with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Subsidiaries. Section 6.08 Compliance with Law; Sanctions, Anti-Corruption Laws, Anti- Money Laundering Laws. (a) Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions, decrees and judgments applicable to it or to its business or property. (b) Continue to maintain in effect policies and procedures designed to promote and achieve compliance by it and its Subsidiaries with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions. (c) Use only funds or properties of the Borrower or any of its Subsidiaries to repay the Term Loans that do not, directly or indirectly, to the knowledge of the Borrower, involve proceeds derived from any activity or business of, with or involving any Sanctioned Person, in each case that would result in any party hereto being in violation of applicable Sanctions. Section 6.09 Books and Records. Maintain proper books of record and account, in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied in respect of all material financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be (it being understood and agreed that Foreign Subsidiaries may maintain individual books and records in a manner to allow financial statements to be prepared in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization). Section 6.10 Inspection Rights. Permit representatives of the Lender and, during the continuance of any Event of Default, to visit and inspect any of its properties (to the extent it is within such Person’s control to permit such inspection), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors and officers, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance written notice to the Borrower. Section 6.11 Use of Proceeds. Use the proceeds of the Term Borrowings made on the Closing Date, to finance the Transactions and pay the Transactions Costs.

55 Error! Unknown document property name. Section 6.12 Covenant to Guarantee Obligations and Give Security. (a) Upon the formation or acquisition of any new Subsidiaries by any Loan Party (provided that any Excluded Subsidiary ceasing to be an Excluded Subsidiary but remaining a Subsidiary shall be deemed to constitute the acquisition of a Subsidiary for all purposes of this Section 6.12), and upon the acquisition of any property (other than Excluded Assets (as defined in the Security Agreement)) by any Loan Party, which property, in the reasonable judgment of the Lender, is not already subject to a perfected Lien in favor of the Lender for the benefit of the Secured Parties (and where such a perfected Lien would be required in accordance with the terms of the Collateral Documents), the Borrower shall, in each case at the Borrower’s expense: (i) in connection with the formation or acquisition of a Subsidiary, within fifteen (15) days after such formation or acquisition (or such longer period as the Lender may agree in its sole discretion), (A) cause each such Subsidiary that is not an Excluded Subsidiary to duly execute and deliver to the Lender a supplement to the Guaranty, substantially in the form of Annex B thereto or a guaranty or a guaranty supplement in such other form reasonably satisfactory to the Lender, guaranteeing the Borrower’s obligations under the Loan Documents and (B) (if not already so delivered) deliver certificates representing the Designated Pledged Interests of each such Subsidiary (if any) accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the Designated Pledged Debt (if any) of such Subsidiary indorsed in blank to the Lender, together with, if requested by the Lender, supplements to the Security Agreement substantially in the form of Annex A thereto or pledge or security agreement in such other form reasonably satisfactory to the Lender, (ii) in connection with the formation or acquisition of a Subsidiary, within fifteen (15) days after such formation or acquisition (or such longer period as the Lender may agree in its sole discretion), furnish to the Lender a description of the owned real and personal properties of each such Subsidiary and their respective Subsidiaries (other than Excluded Subsidiaries) in detail reasonably satisfactory to the Lender, (iii) within fifteen (15) days after such formation or acquisition or any request therefor by the Lender (or such longer period as the Lender may agree in its sole discretion) duly execute and deliver, and cause each such Subsidiary that is not an Excluded Subsidiary to duly execute and deliver, to the Lender one or more Mortgages, supplements to the Security Agreement (in the form of Annex A thereto or such other form reasonably satisfactory to the Lender), IP Security Agreement Supplements and other security agreements, as specified by and in form and substance reasonably satisfactory to the Lender (consistent with the Security Agreement, IP Security Agreement and Mortgages), securing payment of all the Obligations of the applicable Loan Party or such Subsidiary, as the case may be, under the Loan Documents and establishing Liens on all such properties,

56 Error! Unknown document property name. (iv) within fifteen (15) days after such request, formation or acquisition, (or such longer period as the Lender may agree in its sole discretion), take, and cause such Subsidiary that is not an Excluded Subsidiary to take, whatever action (including the recording of Mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and delivery of stock and membership interest certificates) as specified by the Lender as may be necessary or advisable in the reasonable opinion of the Lender to vest in the Lender (or in any representative of the Lender designated by it) valid and subsisting Liens on the properties purported to be subject to the Mortgages, supplements to the Security Agreement, IP Security Agreement Supplements and security agreements delivered pursuant to this Section 6.12, in each case to the extent required under the Loan Documents and subject to the Perfection Exceptions, enforceable against all third parties in accordance with their terms, (v) in connection with the formation or acquisition of a Subsidiary which will be a Subsidiary Guarantor, within fifteen (15) days after the request of the Lender, (or such longer period as the Lender may agree in its sole discretion), deliver to the Lender, a signed copy of one or more opinions, addressed to the Lender and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Lender as to such matters as the Lender may reasonably request, (vi) in connection with the formation or acquisition of a Subsidiary (other than an Excluded Subsidiary), as promptly as practicable after the request of the Lender, deliver to the Lender with respect to any real property owned in fee by a Subsidiary that is the subject of such request, (1) title reports, (2) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in the applicable jurisdiction in form and substance, with endorsements and in an amount reasonably acceptable to the Lender, and (3) if required by the title company based upon local practice, a survey in conformity with the American Land Title Association/American Congress on Surveying and Mapping minimum standard detail requirements, and (vii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Lender in its reasonable judgment may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, Mortgages, supplements to the Security Agreement, IP Security Agreement Supplements and security agreements. (b) The foregoing shall, in each case, be subject to the Perfection Exceptions. (c) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document and without limiting Article VII, no Subsidiary

57 Error! Unknown document property name. shall be excluded as a “Guarantor” if such Subsidiary enters into, or is required to enter into, a guarantee of (or becomes, or is required to become, a borrower or other obligor under) any obligations of the Borrower or any Subsidiary of the Borrower under the ABL Facility, or any Permitted Refinancing of any of the foregoing (or successive Permitted Refinancings thereof), in each case, with an aggregate outstanding amount in excess of $50,000. (d) Notwithstanding any provision of this Section 6.12 or Section 6.14 to the contrary, delivery of possessory Collateral to the ABL Administrative Agent in accordance with the ABL Intercreditor Agreement shall satisfy any requirement hereunder to deliver such possessory Collateral to the Lender. Section 6.13 Compliance with Environmental Laws. (i) Comply, and make all reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits and obtain and renew all Environmental Permits necessary for its operations and properties and (ii) to the extent required under Environmental Laws, conduct any investigation, mitigation, study, sampling and testing, and undertake any cleanup or removal, remedial, corrective or other action necessary to respond to and remove all Hazardous Materials from any of its properties, if required by and in accordance with the requirements of applicable Environmental Laws, unless liability for such actions is being contested in good faith. Section 6.14 Further Assurances. Promptly upon reasonable request by the Lender, and subject to the limitations described in Section 6.12, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Loan Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Lender may reasonably require from time to time in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Collateral Documents. Section 6.15 Certain Post-Closing Obligations. The Borrower shall, and shall cause each of the Subsidiaries to (as applicable), take the actions set forth on Schedule 6.15 within the time periods set forth therein or such longer period as the Lender may reasonably agree in its sole discretion. ARTICLE VII Negative Covenants So long as the Lender shall have any Term Commitment hereunder, any Term Loan or other Obligation (other than contingent indemnification or other contingent obligations as to which no claim has been asserted) hereunder shall remain unpaid or unsatisfied, the Borrower shall not, and shall cause each of its Subsidiaries not to:

58 Error! Unknown document property name. Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the Closing Date and listed on Schedule 7.01 hereto; (c) Liens for Taxes, assessments or governmental charges which are not overdue for a period of more than thirty (30) days or are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP (or, for Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization); (d) Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other customary Liens (so long as such Liens do not secure Indebtedness) arising in the ordinary course of business and consistent with past practice, which secure amounts not overdue for a period of more than thirty (30) days and if overdue, are unfiled and no other action has been taken to enforce such Lien; (e) Liens, pledges or deposits in the ordinary course of business and consistent with past practice (i) in connection with workers’ compensation, unemployment insurance and other social security legislation, (ii) securing liability for reimbursement or indemnification obligations of (including bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary or (iii) securing obligations in respect of letters of credit that have been posted by the Borrower or any of its Subsidiaries to support the payment of items set forth in clauses (i) and (ii); (f) Liens to secure the performance of tenders, statutory obligations, bids, trade contracts, governmental contracts, leases and other contracts (other than Indebtedness for borrowed money), statutory obligations, licenses, surety, stay, customs and appeal bonds, performance and return-of-money bonds, performance and completion guarantees and other obligations of a like nature (including (i) those to secure health, safety and environmental obligations, (ii) those required or requested by any Governmental Authority and (iii) letters of credit issued in lieu of any such bonds or to support issuance thereof) and other Liens in favor of providers of performance or surety bonds pursuant to customary indemnity and other similar arrangements entered into in connection therewith incurred in the ordinary course of business and consistent with past practice; (g) (i) easements (including reciprocal easement arrangements), reservations, rights-of-way, restrictions (including building, zoning and similar restrictions), utility agreements, covenants, reservations, encroachments, protrusions,

59 Error! Unknown document property name. changes and other similar encumbrances and title defects affecting real property which, in the aggregate, do not in any case adversely interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries on the properties subject thereto, (ii) mortgages, liens, security interests, restrictions, encumbrances or any other matter of record that have been placed by any developer, landlord or other third party on property over which the Borrower or any of its Subsidiaries has easement rights or a leasehold, and subordination or similar agreements relating thereto, (iii) ground leases (including with respect to the Mortgaged Properties if there is an applicable leasehold Mortgage on the ground lessee’s interest) in the ordinary course in respect of real property on which facilities owned or leased by the Loan Parties or any of their Subsidiaries are located and (iv) Liens arising on any real property as a result of any eminent domain, condemnation or similar proceeding being commenced with respect to such real property; (h) Liens securing Indebtedness permitted under Section 7.03(f) (including Liens securing Permitted Refinancing of the Indebtedness secured by such Lien); provided that (i) such Liens attach prior to, concurrently with or within one hundred twenty (120) days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens, (ii) such Liens do not at any time encumber any property (except for replacements, additions and accessions to such property) other than the property financed by such Indebtedness and the proceeds and the products thereof and accessories thereto and (iii) with respect to leases evidencing Capitalized Lease Obligations, such Liens do not at any time extend to or cover any assets other than the assets subject to such leases and the proceeds and products thereof, additions and accessions thereto, and customary security deposits; (i) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business and consistent with past practice and not interfering in any material respect with the business of the Borrower or any Subsidiary; provided, that all leases, licenses, subleases or sublicenses shall be non-exclusive; (j) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods or (ii) on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person, or supporting trade payables, warehouse receipts or similar facilities entered into, to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business and consistent with past practice; (k) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and consistent with past practice; and (iii) in favor of a banking or other financial institution arising as a matter of Law or under customary general terms and

60 Error! Unknown document property name. conditions encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; (l) Liens (i) on cash or Cash Equivalents advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02 to be applied against the purchase price for such Investment, (ii) arising out of conditional sale, title retention, consignment or similar arrangements for the purchase or sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business and consistent with past practice, (iii) solely on any cash earnest money deposits made by the Borrower or any Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder or (iv) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05 (or, to dispose of any property in a transaction not constituting a Disposition hereunder); (m) Liens in favor of the Borrower or any Subsidiary (other than Liens granted by the Borrower or a Guarantor in favor of a Subsidiary that is not the Borrower or a Guarantor); (n) any interest or title of a lessor, sublessor, licensee, sublicensee, licensor or sublicensor under any lease, sublease, license (or other grants of rights to use or exploit) or sublicense agreement or secured by a lessor’s, sublessor’s, licensee’s, sublicensee’s, licensor’s or sublicensor’s interest under any lease, sublease, license or sublicense permitted by this Agreement (including software and other technology licenses), and any Lien deemed to exist in connection with software escrow arrangements entered into by the Borrower or any Subsidiary with third parties in the ordinary course of business and consistent with past practice; (o) Liens that are customary contractual rights of setoff (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary and consistent with past practice or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Subsidiary in the ordinary course of business and consistent with past practice; (p) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business of the Borrower and the Subsidiaries complies in all material respects, and (ii) any zoning or similar Law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower or any Subsidiary taken as a whole; (q) (i) deposits made in the ordinary course of business and consistent with past practice to secure liability to insurance carriers and (ii) Liens on insurance

61 Error! Unknown document property name. policies and the proceeds thereof securing the financing of insurance premiums with respect thereto; (r) receipt of progress payments and advances from customers in the ordinary course of business and consistent with past practice to the extent the same creates a Lien; (s) Liens on property constituting Collateral securing obligations incurred under Section 7.03(a), or (to the extent not constituting Indebtedness) other ABL Obligations, and any Guarantees thereof permitted under Section 7.03(d), in each case, to the extent subject to the ABL Intercreditor Agreement; (t) (i) customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code or common law of banks or other financial institutions where the Borrower or any of its Subsidiaries maintains deposits (other than deposits intended as cash collateral) in the ordinary course of business and consistent with past practice and (ii) utility deposits in the ordinary course of business and consistent with past practice; and (u) other Liens securing obligations (other than Indebtedness for borrowed money) outstanding in an aggregate principal amount not to exceed $50,000. Any Lien permitted under this Section 7.01 may extend to the proceeds and products of the collateral subject to such Lien. Section 7.02 Investments. Make or hold any Investments, except: (a) Investments held by the Borrower or any Subsidiary in the form of Cash Equivalents when such Investment was made; (b) Investments (i) by the Borrower or any Subsidiary in any Loan Party, (ii) by any Subsidiary that is not a Loan Party in any other Subsidiary that is also not a Loan Party, (iii) by Loan Parties in any Subsidiary that is not a Loan Party so long as such Investment is part of a series of simultaneous Investments by Subsidiaries in other Subsidiaries that result in the proceeds of the initial Investment being invested in one or more Loan Parties, and (iv) constituting Guarantees of obligations of the Borrower and its Subsidiaries other than Indebtedness, incurred in the ordinary course of business and consistent with past practice; (c) Investments (i) consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business and consistent with past practice (including advances made to distributors), Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors, Investments made in the ordinary course of business and consistent with past practice in connection with obtaining, maintaining or renewing client contacts, and Investments consisting of prepayments to suppliers, licensors and

62 Error! Unknown document property name. licensees in the ordinary course of business and consistent with past practice and (ii) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business and consistent with past practice and upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (d) to the extent constituting Investments, transactions expressly permitted under Sections 7.01, 7.03, 7.04, 7.05 (including the receipt of noncash consideration for the Dispositions of assets permitted thereunder), 7.06 and 7.12, in each case, other than any provision in any of the foregoing Sections generally permitting transactions permitted by this Section 7.02; (e) Investments in existence on, or that are made pursuant to legally binding written commitments that are in existence on, the Closing Date and are, in each case, set forth on Schedule 7.02; (f) Investments in Swap Contracts permitted under Section 7.03; (g) the Transactions; (h) Investments in the ordinary course of business and consistent with past practice, consisting of (i) endorsements for collection or deposit, (ii) customary trade arrangements with customers, (iii) loans or advances made to distributors, (iv) advances of payroll payments to employees or other advances of salaries or compensation (including advances against commissions) to employees and sales representatives and (v) Investments maintained in connection with any Loan Party’s deferred compensation plan; (i) other bona fide Investments not exceeding $100,000, in the aggregate, at any time outstanding; (j) to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment or purchases, acquisitions, licenses (or other grants or rights to use or exploit) or leases of other assets, intellectual property, or other rights, in each case in the ordinary course of business and consistent with past practice; and (k) Investments consisting of operating deposit accounts maintained in the ordinary course of business and consistent with past practice. Section 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) any (i) Indebtedness of the Loan Parties constituting ABL Obligations, provided that any ABL Revolving Loans shall be in an aggregate principal amount, when taken together with the aggregate principal amount of Permitted

63 Error! Unknown document property name. Refinancings of such ABL Revolving Loans outstanding pursuant to clause (ii) below, not to exceed the Maximum ABL Principal Amount and (ii) any Permitted Refinancing thereof (or successive Permitted Refinancings thereof); provided that the Loan Parties shall not incur any “second-out” or FILO Indebtedness under the ABL Facility (or any replacement or refinancing thereof) pursuant to this clause (a) and shall not directly or indirectly modify the borrowing base or effective advance rates under the ABL Credit Agreement, including without limitation by modifying reserves or eligibility criteria, to the extent that any such change results in more credit being made available to the debtor thereunder; (b) Indebtedness of the Loan Parties under the Loan Documents; (c) Indebtedness outstanding or committed to be incurred on the Closing Date and listed on Schedule 7.03; (d) Guarantees incurred by the Borrower or any Subsidiary in respect of Indebtedness of the Borrower or any other Subsidiary that is permitted to be incurred under this Agreement; provided that (i) any such Guarantees by the Borrower or its Subsidiaries shall be subject to Section 7.02 and (ii) if the Indebtedness being guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lender as those contained in the subordination of such Indebtedness; (e) Indebtedness of (i) any Loan Party owing to any other Loan Party, (ii) any Subsidiary that is not a Loan Party owed to (x) any other Subsidiary that is not a Loan Party or (y) any Loan Party and (iii) any Loan Party owed to any Subsidiary which is not a Loan Party; provided that any Indebtedness incurred pursuant to this clause (e)(ii) shall constitute an Investment made by the obligee of such Indebtedness and shall be required to be in compliance with Section 7.02; provided, further, that all such Indebtedness of any Loan Party under this clause (e)(iii) must be expressly subordinated to the Obligations on the terms of the Intercompany Subordination Agreement or subject to subordination terms substantially identical to the subordination terms set forth in Exhibit H; (f) (i) Capitalized Lease Obligations and purchase money obligations (including obligations in respect of mortgage, industrial revenue bond, industrial development bond and similar financings) to finance the purchase, construction, lease, repair or improvement of fixed or capital assets; provided, however, that the aggregate principal amount of all such Indebtedness at any one time outstanding, together with the aggregate principal amount of Permitted Refinancings outstanding pursuant to clause (ii) below and Indebtedness outstanding under Section 7.03(i) shall not exceed $200,000 and (ii) any Permitted Refinancing thereof (or successive Permitted Refinancings thereof); (g) Indebtedness in respect of Swap Contracts incurred in the ordinary course of business and consistent with past practice and not for speculative purposes;

64 Error! Unknown document property name. (h) Indebtedness in respect of cash management obligations and netting services, overdraft protections, employee credit card programs, automatic clearinghouse arrangements and similar arrangements in each case in connection with deposit accounts and Indebtedness arising from the honoring of a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds, in each case incurred in the ordinary course of business and consistent with past practice; (i) Indebtedness in an aggregate principal amount not to exceed $250,000, at any time outstanding; (j) Indebtedness incurred by the Borrower or any Subsidiary in respect of any banker’s acceptances, bank guarantees, letters of credit, warehouse receipts or similar instruments entered into in the ordinary course of business and consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers compensation claims; (k) (i) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any Subsidiary and (ii) Indebtedness consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business and consistent with past practice; (l) Indebtedness of the Borrower or any Subsidiary as an account party in respect of trade letters of credit issued in the ordinary course of business and consistent with past practice; and (m) all premiums (if any), interest (including post-petition interest), fees, expenses, defeasance costs, charges and additional or contingent interest on obligations described in this Section 7.03. The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. Notwithstanding anything else to the contrary contained herein, no Loan Party shall create, incur, assume or suffer to exist any Indebtedness that is subordinated in right of payment to the ABL Facility unless such Indebtedness shall be subordinated in right of payment to the Obligations on reasonably equivalent terms. Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, amalgamate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, without the written consent of the Lender (in its sole discretion), except that:

65 Error! Unknown document property name. (a) any Subsidiary (or any other Person) may merge, amalgamate or consolidate with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction in any State of the United States of America); provided that the Borrower shall be the continuing or surviving Person or (ii) any one or more other Subsidiaries; provided, further, that when any Guarantor is merging or amalgamating with another Subsidiary that is not a Loan Party the Guarantor shall be the continuing or surviving Person or the continuing or surviving Person shall assume such Guarantor’s obligations under the Loan Documents; (b) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party and (ii) any Subsidiary may liquidate or dissolve, or any Subsidiary may (if the validity, perfection and priority of the Liens securing the Obligations is not adversely affected thereby) change its legal form if the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries taken as a whole and is not disadvantageous to the Lender in any material respect (it being understood that in the case of any liquidation or dissolution of a Subsidiary that is a Guarantor, such Subsidiary shall at or before the time of such liquidation or dissolution transfer its assets to another Subsidiary that is a Loan Party unless such Disposition of assets is permitted hereunder; and in the case of any change in legal form, a Subsidiary that is a Loan Party will remain a Loan Party unless such Loan Party is otherwise permitted to cease being a Loan Party hereunder and a Domestic Subsidiary shall remain a Domestic Subsidiary); (c) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to any Subsidiary; provided that if the transferor in such transaction is a Guarantor, then (i) the transferee must be a Loan Party and (ii) to the extent constituting an Investment, such Investment must be permitted by Section 7.02 (other than Section 7.02(d)); (d) the Borrower and the other Subsidiaries may consummate the Transactions; (e) so long as no Default or Event of Default exists or would result therefrom, any Subsidiary may merge, dissolve, liquidate, amalgamate, consolidate with or into another Person or Dispose of all or substantially all of its assets in order to effect a Disposition permitted pursuant to Section 7.05; and (f) so long as no Default or Event of Default exists or would result therefrom, any Investment permitted by Section 7.02 (other than Section 7.02(d)) may be structured as a merger, consolidation or amalgamation. Section 7.05 Dispositions. Make any Disposition, except: (a) Dispositions of obsolete, uneconomic, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and consistent

66 Error! Unknown document property name. with past practice and Dispositions of property no longer useful or economically practicable to maintain in the conduct of the business of the Borrower and its Subsidiaries (including allowing any registrations or any applications for registration of any intellectual property to lapse or go abandoned); (b) Dispositions of (i) inventory, (ii) equipment and (iii) goods held for sale, in each case in the ordinary course of business and consistent with past practice; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) an amount equal to the net proceeds of such Disposition is promptly applied to the purchase price of such replacement property; (d) to the extent constituting a Disposition, (i) Investments permitted by Section 7.02 and (ii) Restricted Payments permitted by Section 7.06, in each case excluding any provision of such applicable Section generally permitting transactions permitted by this Section 7.05; (e) Dispositions of cash and Cash Equivalents; (f) (i) Dispositions of accounts receivable in connection with the collection or compromise thereof, (ii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or other litigation claims, in each case in the ordinary course of business and consistent with past practice, (iii) sale of accounts receivable under, and pledge of all Wintrust Priority Collateral to the ABL Administrative Agent as security for, the ABL Facility, in each case in accordance with the terms thereof; (g) licensing or sublicensing (or other grants of rights to use or exploit) of IP Rights in the ordinary course of business and consistent with past practice; provided, that all licenses or subleases shall be non-exclusive unless with Lender’s consent (in its sole discretion); (h) sales, Disposition or contributions of property (including IP Rights) (A) between Loan Parties, (B) between Subsidiaries (other than Loan Parties), (C) by Subsidiaries that are not Loan Parties to the Loan Parties or (D) by Loan Parties to any Subsidiary that is not a Loan Party; provided that such Dispositions made pursuant to this clause (D) shall be deemed Investments subject to Section 7.02; (i) leases, subleases, licenses, sublicenses, occupancy agreements or assignment of property in the ordinary course of business and consistent with past practice; provided, that all leases, subleases, licenses, sublicenses, occupancy agreements and related agreements shall be non-exclusive unless with Lender’s consent (in its sole discretion); (j) transfers of (i) property subject to Casualty Events, (ii) condemned property as a result of the exercise of “eminent domain” or other similar powers to the

67 Error! Unknown document property name. respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise) and (iii) property arising from foreclosure or similar action or that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement; (k) the unwinding or termination of Swap Contracts permitted hereunder pursuant to their terms; (l) the Disposition of assets acquired pursuant to or in order to effectuate an Investment permitted pursuant to Section 7.02, which assets are not used or useful to the core or principal business of the Borrower and the Subsidiaries; provided that such Dispositions shall be made for Fair Market Value; (m) Dispositions of (i) Cash Equivalents in the ordinary course of business and consistent with past practice and (ii) accounts receivable in the ordinary course of business and consistent with past practice in connection with the collection or compromise thereof; and (n) Dispositions of property not otherwise provided for above, the aggregate Fair Market Value of which does not exceed $250,000 at any time; provided, that at the time of any Disposition pursuant to this clause (s), no Default or Event of Default shall exist or shall result from such Disposition. Notwithstanding anything else to the contrary contained in this Agreement or in any other Loan Document, in no event shall the Borrower or any Subsidiary Dispose of any intellectual property to any Person other than (i) to a Loan Party (or from a Subsidiary that is not a Loan Party to another Subsidiary that is not a Loan Party), and (ii) non-exclusive licenses of intellectual property made in the ordinary course of business and consistent with past practice to non-Affiliates (other than any Subsidiary of the Borrower). Section 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except: (a) each Subsidiary may make Restricted Payments to the Borrower and to other Subsidiaries that directly or indirectly own Equity Interests of such Subsidiary (and, in the case of a Restricted Payment by a non-wholly owned Subsidiary, to the Borrower and any such other Subsidiary and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests, it being understood, however, that any such Subsidiary may exclude one or more classes of equity holders from any such Restricted Payment so long as the class or classes of equity interests owned by any Loan Party or any Subsidiary are not excluded from any such Restricted Payment); and (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests) of such Person.

68 Error! Unknown document property name. Section 7.07 Change in Nature of Business; Conduct of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and the Subsidiaries on the date hereof or any business reasonably related or ancillary thereto. Section 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than: (a) transactions among Loan Parties, (b) transactions between one or more Subsidiaries, so long as no such Subsidiary is a Loan Party, (c) on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, (d) the Transactions and the payment of fees and expenses in connection with the consummation of the Transactions, (e) customary fees and indemnities may be paid to, and customary indemnification agreements (or similar arrangement) may be made with, any directors, officers, employees or members of management of the Borrower and its Subsidiaries and reasonable out-of-pocket costs of such Persons may be reimbursed, (f) employment, compensation, bonus, incentive, retention and severance arrangements and health, disability and similar insurance or benefit plans or other benefit arrangements between the Borrower or any Subsidiary thereof and their respective directors, officers, employees or managers (including management and employee benefit plans or agreements, retirement or savings plans, vacation plans, subscription agreements or similar agreements pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current or former employees, officers, directors, managers, consultants or independent contractors and stock option or incentive plans and other compensation arrangements) in the ordinary course of business and consistent with past practice, (g) the issuance of Equity Interests (x) in connection with employment arrangements, stock options and stock ownership plans approved by the board of directors (or equivalent governing body) of the Borrower or any Subsidiary thereof or (y) to any other Person in connection with any Investment permitted hereunder, (h) transactions with wholly owned Subsidiaries for the purchase or sale of goods, products, parts and services entered into in the ordinary course of business and consistent with past practice, and

69 Error! Unknown document property name. (i) transactions with joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business and consistent with past practice. Section 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability (a) of any Subsidiary that is not a Loan Party to make Restricted Payments to Borrower or any Guarantor; or (b) of the Borrower or any Subsidiary Guarantor to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lender with respect to the Term Facilities and the Obligations or under the Loan Documents except for (i) customary restrictions that arise in connection with (x) any Lien permitted by Section 7.01 on any asset or property that is not, and is not required to be, Collateral that relates to the property subject to such Lien or (y) any Disposition permitted by Sections 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition, (ii) negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Sections 7.03(g), but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness and proceeds and products thereof, (iii) customary restrictions in leases, subleases, licenses, sublicenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (iv) customary or reasonable restrictions contained in agreements and instruments relating to the ABL Credit Agreement; provided that in each case that such restrictions do not restrict the Liens securing the Obligations or the senior priority status thereof (except as set forth in the ABL Intercreditor Agreement), and (v) restrictions arising (1) in connection with cash or other deposits permitted under Sections 7.01 or 7.02 and limited to such cash or deposit, or (2) in respect of cash collateral so long as the Lien in respect of such cash collateral is permitted hereunder. Section 7.10 Financial Covenant. (a) The Borrower shall not permit the Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the Test Period ending on or around December 31, 2023 to be less than $(4,500,000). (b) The Borrower (i) shall not permit the Consolidated Adjusted Free Cash Flow of the Borrower and its Subsidiaries on a consolidated basis for any Semi- Annual Period ending on or around June 30 of any year (commencing with June 30, 2024) to be less than $(2,500,000), and (ii) shall not permit the Consolidated Adjusted Free Cash Flow of the Borrower and its Subsidiaries on a consolidated basis for any Semi-Annual Period ending on or around December 31 of any year (commencing with December 31, 2024) to be less than $1,000,000. (c) The Borrower shall not permit the Marketing Spend Ratio for a Test Period ending on or around the last day of any fiscal year (commencing with the fiscal year ending on or around December 31, 2023) to be more than (i) 30.0%, in the case of the fiscal year ending on or around December 31, 2023, and (ii) 25.0%, in the case of each fiscal year thereafter.

70 Error! Unknown document property name. (d) The Borrower (i) shall not permit the Liquidity Amount as of the last Business Day of any fiscal quarter to be less than $3,000,000, and (ii) shall not permit the Liquidity Amount as of any ten consecutive Business Days to be less than $2,000,000 during each such Business Day. Section 7.11 Accounting Changes. Make any change in the fiscal year of the Borrower; provided, however, that the Borrower may, with written consent of the Lender (in its sole discretion), change its fiscal year to any other fiscal year reasonably acceptable to the Lender, in which case, the Borrower and the Lender will make any amendments to this Agreement that are necessary, in the reasonable judgment of the Lender and the Borrower, to reflect such change in fiscal year. Section 7.12 Prepayments, Etc. of Indebtedness; Amendments. (a) Make, directly or indirectly, any voluntary prepayment or other voluntary distribution (whether in cash, securities or property), prior to the scheduled due date thereof, of or in respect of principal of or interest on Junior Financing, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of such Junior Financing in respect thereof, except (i) payments of regularly scheduled interest and fees and payments of indemnities and expense reimbursement, (ii) [reserved], (iii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests), (iv) the prepayment, redemption, purchase, defeasance or other satisfaction of any Junior Financing with any Permitted Refinancing thereof, (v) [reserved] and (vi) payments of interest in the form of payments in kind, accretion or similar payments; or (b) amend, modify or change any term or condition of any Junior Financing Documentation or any of its Organization Documents in any manner that is (I) taken as a whole, materially adverse to the interests of the Lender (provided that the Borrower shall provide copies of such Organization Documents promptly following such amendment or modification) or (II) in the case of any Junior Financing Documentation in respect of Junior Financing that is subject to an intercreditor agreement to which the Lender is a party, prohibited by such intercreditor agreement. ARTICLE VIII Events of Default and Remedies Section 8.01 Events of Default. Any of the following shall constitute an “Event of Default”: (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Term Loan when due, (ii) within five (5) Business Days after the same becomes due, any interest on any Term Loan, or (iii) within five (5) Business Days of any fee due hereunder, or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. The Borrower or any Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a)

71 Error! Unknown document property name. and (b), 6.05(a) (solely with respect to the Borrower and the other Loan Parties), 6.07, 6.11 or in any Section of Article VII (subject to, in the case of the financial covenant contained in Section 7.10); or (c) Other Defaults. The Borrower or any Subsidiary fails to perform or observe any covenant or agreement (other than those specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for fifteen (15) days after the earlier of (i) notice thereof by the Lender to the Borrower and (ii) the Borrower having knowledge thereof; or (d) Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary herein, in any other Loan Document, or in any document required to be delivered pursuant hereto or thereto shall be incorrect in any material respect when made or deemed made (or in any respect if any such representation or warranty is already qualified by materiality); or (e) Cross-Default. Any Loan Party or any Subsidiary (i) fails to make any payment of principal, premium or interest beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness owed by any Loan Party to any Subsidiary or owed by any Subsidiary to any Loan Party or any other Subsidiary) having an aggregate outstanding principal amount of more than the Threshold Amount or (ii) fails to observe or perform any other agreement or condition relating to any such Indebtedness (other than Indebtedness hereunder and Indebtedness owed by a Loan Party to another Loan Party) having an aggregate outstanding principal amount of more than the Threshold Amount, or any other event occurs (and such failure or event continues past any applicable grace period), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes a general assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or substantially all of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged and unstayed for ninety (90) days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or substantially all of its property is instituted without the consent of such Person and continues undismissed and unstayed for ninety (90) days, or an order for relief with respect to any material portion of the Collateral is entered in any such proceeding; or

72 Error! Unknown document property name. (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary admits in writing its inability or fails generally to pay its debts as they become due or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or substantially all of the property of any such Person, with respect to an assessed obligation in excess of the Threshold Amount and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount and there is a period of sixty (60) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event or Foreign Plan Event occurs which results or would reasonably be expected to result in liability of any Loan Party in an aggregate amount (determined as of the date of occurrence of such ERISA Event) which would reasonably be expected to result in a Material Adverse Effect or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under any Multiemployer Plan which has resulted or would reasonably be expected to result in liability of any Loan Party in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any material provision of the Guaranty or any material provision of any Collateral Document, at any time after its execution and delivery and for any reason other than (x) as expressly permitted hereunder or thereunder (including such express permission as a result of a transaction permitted under Section 7.04 or 7.05, or satisfaction in full of all the Obligations then due and owing (other than contingent indemnification or other obligations as to which no claim has been asserted)) or (y) as a result of the acts or omissions of the Lender, ceases to be in full force and effect; or any Loan Party denies in writing that it has any or further liability or obligation under the Guaranty or any Collateral Document (other than as a result of repayment in full of the Obligations then due and owing (other than contingent indemnification or other obligations as to which no claim has been asserted) and termination of the Aggregate Term Commitments, or as a result of a transaction permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05)); or (k) Change of Control. There occurs any Change of Control; or (l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create a valid and perfected first priority lien on and security interest in a material portion of Collateral covered by the Collateral Documents as a whole, subject to

73 Error! Unknown document property name. Liens permitted under Section 7.01, and failure of such lien to be perfected and enforceable with such priority shall have continued unremedied for a period of ten (10) Business Days, except (i) to the extent that any such perfection or priority is not required pursuant to Section 4.01, Section 6.12 or Section 6.14, or the provisions of the applicable Collateral Document, or results from the failure of the Lender or the ABL Administrative Agent to maintain possession of possessory collateral actually delivered to it or filing applicable documents or statements to the extent solely within its control, (ii) as to Collateral consisting of real property, to the extent that such losses are covered by a lender’s title insurance policy and such insurers have not denied or failed to acknowledge coverage, or (iii) upon satisfaction in full of all the Obligations then due and owing (other than the contingent indemnification or other obligations as to which no claim has been asserted); or (m) Intercreditor Agreement. (A) Any Loan Party shall assert in writing that any of the ABL Intercreditor Agreement (after execution and delivery thereof) or other applicable subordination agreement (after execution and delivery thereof) shall have ceased for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or shall knowingly contest, or knowingly support another Person in any action that seeks to contest, the validity or effectiveness of any such intercreditor or subordination agreement (other than pursuant to the terms hereof or thereof) or (B) the lien priority or payment priority provisions of the ABL Intercreditor Agreement (after execution and delivery thereof) or the payment or lien subordination provisions of any other applicable subordination agreement (after execution and delivery thereof), in each case, with respect to Indebtedness having an outstanding principal amount in excess of the Threshold Amount, shall terminate, cease to be effective or cease to be legally valid, binding and enforceable against any party thereto except as otherwise permitted hereunder or in accordance with its terms (as in effect when such document is consented to by the Borrower); or (n) Manufacturing Agreement. Any Loan Party or any Subsidiary fails to observe or perform, any provision, agreement or condition relating to, or any other circumstance occurs constituting a breach, violation or default (on the part of a Loan Party or Subsidiary) under, the Manufacturing Agreement. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Lender may take any or all of the following actions: (a) declare the Term Commitments (if any) to be terminated, whereupon such Term Commitments shall be terminated; (b) declare the unpaid principal amount of all outstanding Term Loans, all interest accrued and unpaid thereon, all premiums accrued and unpaid thereon, if any, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

74 Error! Unknown document property name. (c) exercise all rights and remedies available to it, under the Loan Documents and any document evidencing Indebtedness in respect of which the Term Facilities have been designated as “Designated Senior Debt” (or any comparable term) and/or under applicable Law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under any Debtor Relief Law, the obligation of the Lender to make Term Loans shall automatically terminate and the unpaid principal amount of all outstanding Term Loans and all interest, premiums, if any, and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Lender. If at any time following the Closing Date, any Applicable Premium Event occurs, the Borrower shall pay to the Lender the Applicable Premium Amount (such amount being due and payable upon the occurrence of the Applicable Premium Event). Payment of any Applicable Premium Amount hereunder constitutes liquidated damages, not unmatured interest or a penalty, as the actual amount of damages to the Lender as a result of the relevant Applicable Premium Event would be impracticable and extremely difficult to ascertain. Accordingly, the Applicable Premium Amount hereunder is provided by mutual agreement of the Borrower and the Lender as a reasonable estimation and calculation of such actual lost profits and other actual damages of the Lender. Without limiting the generality of the foregoing, it is understood and agreed that upon the occurrence of any Applicable Premium Event, the Applicable Premium Amount shall be automatically and immediately due and payable as though any Term Loan subject to an Applicable Premium Event were voluntarily prepaid as of such date and shall constitute part of the Obligations secured by the Collateral. The Applicable Premium Amount shall also be automatically and immediately due and payable if the Term Loans are satisfied or released by foreclosure (whether by power of judicial proceeding or otherwise), deed in lieu of foreclosure or by any other means. THE BORROWER HEREBY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR OTHER LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM AMOUNT IN CONNECTION WITH ANY SUCH EVENTS. The Borrower and the other Loan Parties expressly agree (to the fullest extent it and they may lawfully do so) that with respect to the Applicable Premium Amount payable under the terms of this Agreement: (i) the Applicable Premium Amount is reasonable and is the product of an arm’s length transaction between sophisticated business parties, ably represented by counsel; (ii) the Applicable Premium Amount shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (iii) there has been a course of conduct between the Lender and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium Amount; and (iv) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Loan Parties expressly acknowledge that their agreement to pay the Applicable Premium Amount as herein described is a material inducement to the Lender to provide the Term Commitments and make the Loans. Section 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after an actual or deemed entry of an order for relief with respect to the Borrower under any Debtor Relief Law), any amounts received on account of the Obligations shall

75 Error! Unknown document property name. be applied by the Lender in the following order, subject to any contrary provisions expressly set forth in the ABL Intercreditor Agreement: (a) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, disbursements and other charges of counsel payable under Section 10.04 and amounts payable under Article III) payable to the Lender; (b) second, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to the Lender (including fees, disbursements and other charges of counsel payable under Section 10.05) arising under the Loan Documents and amounts payable under Article III; (c) third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loans,; (d) fourth, to payment of that portion of the Obligations constituting unpaid principal of and premiums (including the Applicable Premium Amount), if any, payable on the Term Loans in proportion to the respective amounts described in this clause (d) held by them; (e) fifth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are then due and payable to the Lender and the other Secured Parties; and (f) last, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. ARTICLE IX Intentionally Omitted ARTICLE X Miscellaneous Section 10.01 Amendments, Etc. Except as otherwise expressly set forth in this Agreement, no amendment, waiver or consent of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Lender and the Borrower (or the applicable Loan Party), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) extend or increase the Term Commitment of the Lender, or reinstate the Term Commitment of the Lender after the termination of such Term Commitment pursuant to Section 8.02, in each case without the written consent of the Lender;

76 Error! Unknown document property name. (b) postpone any date scheduled for any payment of principal of, or interest on, any Term Loan, or any fees or other premium payable hereunder, without the written consent of the Lender (and subject to such further requirements as may be applicable thereto under the last two (2) paragraphs of this Section 10.01), it being understood that the waiver of any obligation to pay interest at the Default Rate, and the amendment or waiver of any mandatory prepayment of Term Loans under the Term Facility (or any component in calculation of the amount of such prepayment) shall not constitute a postponement of any date scheduled for the payment of principal, interest or fees; (c) reduce the principal of, or the rate of interest specified herein on, any Term Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of the Lender; (d) modify Section 2.03(c) or 8.03 without the written consent of the Lender; (e) change any provision of this Section 10.01 (other than the last two (2) paragraphs of this Section 10.01), without the written consent of the Lender; (f) other than in a transaction permitted under Section 7.04 or 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of the Lender; (g) other than in a transaction permitted under Section 7.04 or 7.05, release all or substantially all of the value of the aggregate Guaranty, without the written consent of the Lender; or (h) (i) subordinate any Term Loan hereunder to any other Indebtedness in right of payment (including, without limitation, structural subordination), including (but not limited to) subordination with respect to right of payment achieved by way of amendment to this Agreement or any other Loan Document to permit, or that has the effect of permitting, directly or indirectly, the incurrence of other material Indebtedness (or Indebtedness that would be material if aggregated with all other such Indebtedness permitted by such amendment or series of amendments and incurred after the date hereof) that would be senior in right of payment or structurally senior to the Term Loans hereunder, or (ii) except as provided by operation of applicable Laws, subordinate the Liens securing the Term Loans with respect to any material portion of the Collateral (in the aggregate with all other such Liens on Collateral to which the Term Loans are so subordinated after the date hereof) to any other Lien (except as expressly contemplated by the Loan Documents), in either case, without the written consent of the Lender; Notwithstanding anything herein to the contrary, no Lender consent is required to effect any amendment or supplement to the ABL Intercreditor Agreement or intercreditor arrangement permitted under this Agreement (i) that is for the purpose of, in connection with the

77 Error! Unknown document property name. incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be secured by the Collateral pursuant to Sections 7.01 and 7.03 of this Agreement, (x) adding the holders thereof (or a Senior Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of any such intercreditor agreement or other arrangement permitted under this Agreement, as applicable, and/or (y) causing such Indebtedness to be secured by a valid, perfected Lien (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents) (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement or other arrangement as, in the good faith determination of the Lender, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, to the interests of the Lender) or (ii) that is expressly contemplated by any such intercreditor agreement or other intercreditor arrangement permitted under this Agreement; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Lender hereunder or under any other Loan Document without the prior written consent of the Lender. This Section 10.01 shall be subject to any contrary provision of Sections 1.03 and 7.11. Notwithstanding anything else to the contrary contained in this Section 10.01, (a) if the Lender and the Borrower shall have jointly identified an obvious error or any error, omission or defect of a technical nature, in each case, in any provision of the Loan Documents, then the Lender and the Borrower shall be permitted to amend such provision and (b) the Lender and the Borrower shall be permitted to amend any provision of any Collateral Document to better implement the intentions of this Agreement and the other Loan Documents, and in each case, such amendments shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Lender within five (5) Business Days following receipt of notice thereof. The Borrower shall provide the Lender with a copy of any amendment, supplement, modification or waiver executed pursuant to this Section 10.01, unless such amendment, supplement, modification or waiver was executed by the Lender; provided that the failure to so deliver a copy shall not affect the validity thereof, and the Lender shall not be deemed to have knowledge of any such amendment, supplement, modification or waiver until it shall have received such notice. Section 10.02 Notices; Electronic Communications. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for herein shall be in writing (including by facsimile transmission or electronic mail) and shall be mailed, faxed, emailed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone or electronic mail shall be made to the applicable telephone number or electronic mail address, as the case may be, if to the Borrower, or to the Lender, to the address, fax number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, fax number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties hereto, as provided in Section 10.02(c).

78 Error! Unknown document property name. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lender may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Lender. The Lender or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Lender otherwise prescribes (with the Borrower’s consent), (i) any other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, then such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Change of Address, Etc. Each of the Borrower and the Lender may change its address, fax, telephone number or electronic mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax, telephone number or electronic mail address for notices and other communications hereunder by notice to the Borrower and the Lender. (d) Reliance by Lender. The Lender shall be entitled to rely and act upon any notices (including telephonic Committed Term Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as reasonably understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Lender and the Lender’s Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower to the extent required by Section 10.05. All telephonic notices to and other telephonic communications with the Lender may be recorded by the Lender, and each of the parties hereto hereby consents to such recording.

79 Error! Unknown document property name. Section 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by the Lender or any Loan Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided hereunder and under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Lender in accordance with Section 8.02; provided, however, that the foregoing shall not prohibit (a) the Lender from exercising on its own behalf the rights and remedies that inure to its benefit hereunder and under the other Loan Documents, (b) [reserved], (c) the Lender from exercising setoff rights in accordance with Section 10.08 , or (d) the Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law. Section 10.04 Expenses. The Borrower agrees (a) to pay or reimburse the Lender for all reasonable and documented or invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents (including reasonable expenses incurred in connection with due diligence and travel, courier, reproduction, printing and delivery expenses), and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented out-of- pocket fees, disbursements and other charges of counsel (limited to (x) the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel to the Lender, and, if reasonably necessary, one local counsel in each relevant material jurisdiction to the Lender and (y) the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel to the Lender and, if reasonably necessary, one local counsel in each relevant material jurisdiction to the Lender) and (b) to pay or reimburse the Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including, without duplication of Taxes or Other Taxes paid or indemnified pursuant to Sections 3.01 and 3.04, any proceeding under any Debtor Relief Law or in connection with any workout or restructuring and all documentary Taxes associated with the Term Facilities), including the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel (limited to (x) the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel to the Lender, and, if reasonably necessary, one local counsel in each relevant material jurisdiction to the Lender and (y) the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel to the Lender, and, if reasonably necessary, one local counsel in each relevant material jurisdiction to the Lender, in each case without duplication for any amounts paid (or indemnified) under Sections 3.01 and 3.04. The

80 Error! Unknown document property name. foregoing costs and expenses shall include, without duplication of Taxes or Other Taxes paid or indemnified pursuant to Sections 3.01 and 3.04, all reasonable search, filing, recording, title insurance and appraisal charges and fees and Taxes related thereto, and other out-of-pocket expenses incurred by the Lender. All amounts due under this shall be paid within thirty (30) days after invoiced or demand therefor (with a reasonably detailed invoice with respect thereto) (except for any such costs and expenses incurred prior to the Closing Date, which shall be paid on the Closing Date to the extent invoiced at least one (1) Business Day prior to the Closing Date (or such shorter period reasonably agreed by the Borrower)). The agreements in this Section 10.04 shall survive the termination of the Aggregate Term Commitments and repayment of all other Obligations. Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Lender, each of their respective Affiliates and each of their respective officers, directors, employees, partners, trustees, advisors, shareholders, agents, controlling persons and other representatives (collectively, the “Indemnitees”) from and against (and will reimburse each Indemnitee, as and when incurred, for) any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements, and reasonable and documented or invoiced out-of-pocket fees and expenses (including the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel (limited to (x) the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel to the Lender’s related Indemnitees (other than the Lender), and, if reasonably necessary, of one local counsel in each relevant jurisdiction to such Indemnitees, (y) the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel to the Lender’s related Indemnitees (other than the Lender) (which shall be selected by the Lender), and, if reasonably necessary, one local counsel in each relevant jurisdiction to the Lender or such Indemnitees and (z) special counsel for each relevant specialty and, in the event of any actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, one additional counsel in each relevant jurisdiction for each group of affected Indemnitees similarly situated taken as a whole) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any such Indemnitee in any way relating to or arising out of or in connection with or by reason of (x) the transactions contemplated hereby, the Term Facilities or the use or proposed use thereof, or any actual or prospective claim, dispute, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding): (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby or (b) any Term Commitment, Term Loan or the use or proposed use of the proceeds therefrom; provided that such indemnity shall not, as to any Indemnitee (or any of its Affiliates, or any of its or their respective officers, directors, employees, partners, trustees, advisors, shareholders, agents, controlling persons or other representatives), be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, disbursements, fees or expenses are determined by a

81 Error! Unknown document property name. court of competent jurisdiction in a final and non-appealable judgment to have resulted from (A) the bad faith, gross negligence or willful misconduct of such Indemnitee or (i) any controlling Person or controlled Affiliate of such Indemnitee, (ii) the respective directors, officers or employees of such Indemnitee or any of its controlling Persons or controlled Affiliates and (iii) the respective agents or representatives of such Indemnitee or any of its controlling Persons or controlled Affiliates (in the case of this clause (iii), acting on behalf of or at the instruction of such Indemnitee, controlling Person or such controlled Affiliate) (provided that each reference to a controlled Affiliate in this clause (iii), pertains to a controlled Affiliate involved in the negotiation of this Agreement and/or the administration of this Agreement and the Term Facilities) as determined by a court of competent jurisdiction in a final and non-appealable judgment, or (B) any dispute that is solely among Indemnitees (other than any dispute involving claims against the Lender or any other Agent, in each case in their respective capacities as such or arising out of any act or omission on the part of the Borrower or any of its respective Subsidiaries or Affiliates) that a court of competent jurisdiction has determined in a final and non-appealable judgment did not involve actions or omissions of any direct or indirect parent or controlling person of the Borrower or its Subsidiaries or (y) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary in all cases, regardless of whether such Indemnitee is a party thereto, and whether or not such proceedings are brought by any Borrower, its equity holders, its Affiliates, creditors or any other third person. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials (including electronic telecommunications) in connection with this Agreement unless determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any such Indemnitee’s Affiliates or any of its or their respective officers, directors, employees, agents, advisors, controlling persons or other representatives, nor shall any Indemnitee or the Borrower (or the Subsidiaries or Affiliates of the Borrower) have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that such waiver of special, punitive, indirect or consequential damages shall not limit the indemnification obligations of the Loan Parties to the extent such special, punitive, indirect or consequential damages are included in any third party claim with respect to which the applicable Indemnitee is entitled to indemnification under this Section 10.05. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnitee or any other Person, and whether or not any Indemnitee is otherwise a party thereto. Should any investigation, litigation or proceeding be settled, or if there is a judgment against an Indemnitee in any such investigation, litigation or proceeding, the Borrower shall indemnify and hold harmless each Indemnitee in the manner set forth above. Each Indemnitee shall promptly notify the Borrower upon receipt of written notice of any claim or threat to institute a claim; provided that any failure by any indemnified person to give such notice shall not relieve the Borrower from the obligation to indemnify such Indemnitee, except to the extent of any loss caused by such failure to give notice. All amounts due under this Section 10.05 shall be payable within thirty (30) days after demand therefor. The agreements in this Section 10.05 shall survive the termination of the

82 Error! Unknown document property name. Aggregate Term Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, Section 10.05 shall not apply to Taxes that are governed by Section 3.01. Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Lender, or the Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred. Section 10.07 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (1) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (other than as a result of a transaction consummated in accordance with Section 7.04) and (2) the Lender may not assign or otherwise transfer any of its rights or obligations hereunder without the prior consent of Borrower, other than to its Affiliates; provided that, such consent of the Borrower shall (a) not be required after the occurrence and during the continuance of a Default, and (b) not be unreasonably withheld, conditional or delayed, and shall be deemed granted within ten (10) Business Days of notice from the Lender to the Borrower of the request therefor unless the Borrower has rejected the request in writing during such period. Any attempted or purported sale, assignment or other transfer by any party hereto of its rights and obligations in contravention of this Section 10.07 shall be null and void. Section 10.08 Setoff. In addition to any rights and remedies of the Lender provided by Law, upon the occurrence and during the continuance of any Event of Default, each Secured Party and each of its Affiliates is authorized at any time and from time to time without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits in fiduciary accounts as to which a Loan Party is acting as fiduciary for another Person who is not a Loan Party, at any time held by, and other Indebtedness at any time owing by, such Secured Party or Affiliate to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Secured Party hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Secured Party or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. The rights of the Lender and each Secured Party and Affiliate thereof under this Section 10.08 are in addition to other rights and remedies (including other rights of setoff) that the Lender and such Secured Party and Affiliate thereof may have.

83 Error! Unknown document property name. Section 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Term Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.10 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Lender may also require that any such documents and signatures delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by fax or other electronic transmission. Section 10.11 Integration; Effectiveness. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Lender in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Without limiting Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Section 10.12 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Lender, regardless of any investigation made by the Lender and notwithstanding that the Lender may have had notice or knowledge of any Default at the time of any Term Borrowing, and shall continue in full force and effect as long as any Term Loan or any other Obligation (other than contingent indemnification or other obligations as to which no claim has been asserted) hereunder shall remain unpaid or unsatisfied.

84 Error! Unknown document property name. Section 10.13 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 10.14 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 10.14 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

85 Error! Unknown document property name. (c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 10.14(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 10.15 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. Section 10.16 Binding Effect. When this Agreement shall have become effective in accordance with Section 10.11, it shall thereafter be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, subject to the provisions of Section 10.07. Section 10.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges and agrees that it has informed its other Affiliates, that: (A) no fiduciary, advisory or agency relationship between any of the Borrower and its Subsidiaries and the Lender is intended to be or has been created in respect of any of the transactions contemplated hereby and by the other Loan Documents, irrespective of whether the Lender has advised or is advising the Borrower and its Subsidiaries on other matters, (B) the arranging and other services regarding this Agreement provided by the Lender are arm’s-length commercial transactions

86 Error! Unknown document property name. between the Borrower and its Subsidiaries, on the one hand, and the Lender, on the other hand, (C) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (D) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents. Section 10.18 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10.19 PATRIOT Act. If the Lender is subject to the PATRIOT Act it hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow the Lender, as applicable, to identify each Loan Party in accordance with the PATRIOT Act. The Borrower shall, promptly following a request by the Lender, provide all documentation and other information that the Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. Section 10.20 Judgment Currency. (a) The Borrower’s obligations hereunder and under the other Loan Documents to make payments in Dollars (pursuant to such obligation, the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Lender of the full amount of the Obligation Currency expressed to be payable to the Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made at the rate of exchange (as quoted by the Lender or if the Lender does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Lender) determined, in each case, as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”). (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due,

87 Error! Unknown document property name. the Borrower shall pay, or cause to be paid, the amount necessary such that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce not less than the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated on the judgment or judicial award as the rate of exchanged prevailing on the Judgment Currency Conversion Date. (c) For purposes of determining any other rate of exchange for this Section 10.20, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency. Section 10.21 Intercreditor Agreement. (a) Each of the Lender and the other Secured Parties (i) acknowledges that it has received a copy of the ABL Intercreditor Agreement, (ii) consents to the terms of the ABL Intercreditor Agreement, (iii) authorizes and instructs the Lender to enter into the ABL Intercreditor Agreement or other intercreditor agreements (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be secured by the Collateral pursuant to Sections 7.01 and 7.03 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected Lien (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents)) as collateral agent and on behalf of such Person, and by its acceptance of the benefits of the Collateral Documents, hereby acknowledges that the ABL Intercreditor Agreement and any such other intercreditor agreement is or will be, as applicable, binding upon it and (iv) agrees that it will be bound by and will take no actions contrary to the provisions of the ABL Intercreditor Agreement or such other intercreditor agreements (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be secured by the Collateral pursuant to Sections 7.01 and 7.03 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected Lien (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents)), and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. (b) The terms of this Agreement and each other Loan Document, any Lien granted to the Lender for the benefit of the Secured Parties or otherwise pursuant to this Agreement or the other Loan Documents and the exercise of any right or remedy by the Lender hereunder or thereunder are subject to the provisions of the ABL Intercreditor Agreement. In the event of any inconsistency between the provisions of this Agreement or any other Loan Document and the ABL Intercreditor Agreement, the provisions of the ABL Intercreditor Agreement shall supersede the provisions of this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Lender and

88 Error! Unknown document property name. the Secured Parties hereunder shall be subject to the terms of the ABL Intercreditor Agreement. Section 10.22 Tax Treatment. The parties hereby agree that (a) the Term Loan (and any Term Notes) and the Warrants are to be treated as an “investment unit” within the meaning of Section 1273(c)(2) of the Code and (b) pursuant to Treasury Regulations Section 1.1273-2(h) that, for tax purposes, the Warrants will be allocated $1,296,128.79 of the $5,000,000 commitment of the Lender and that such allocation shall be treated as a reduction of the issue price of the Notes issued in connection with this Agreement. The parties hereto agree not to take a position inconsistent with this Section 10.22 for U.S. federal, state, or local income tax purposes (including the filing of any information return, such as an IRS Form 1099), unless there is a determination within the meaning of Section 1313 of the Code to the contrary. The Lender may obtain the issue price, amount of “original issue discount”, issue date and yield to maturity for such note by submitting a request for such information to the Borrower at the address referenced in Section 10.02. [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[Signature Page to Term Loan Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above. BETTER CHOICE COMPANY INC., as the Borrower by ____________________________________ Name: Kent Cunningham Title: Chief Executive Officer DocuSign Envelope ID: 64AFB9F8-1CFE-4ACC-8AB6-4792BECB93D3

[Signature Page to Term Loan Credit Agreement] ALPHIA INC., as the Lender by ____________________________________ Name: David McLain Title: Chief Executive Officer